UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Global Equity Fund

ANNUAL REPORT

October 31, 2011

LGE-ANN

MFS® GLOBAL EQUITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Linde AG	3.3%
Nestle S.A.	3.2%
Walt Disney Co.	2.5%
Reckitt Benckiser Group PLC	2.5%
Heineken N.V.	2.4%
Oracle Corp.	2.4%
Diageo PLC	2.3%
Accenture PLC, “A”	2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	2.0%
Honeywell International, Inc.	1.9%

Equity sectors
Consumer Staples	20.1%
Financial Services	14.4%
Health Care	11.4%
Retailing	9.9%
Basic Materials	9.7%
Technology	9.2%
Industrial Goods & Services	6.7%
Leisure	5.7%
Transportation	4.1%
Special Products & Services	3.4%
Energy	2.9%
Autos & Housing	1.2%
Utilities & Communications	0.3%
Issuer country weightings (x)
United States	46.1%
United Kingdom	10.4%
France	10.0%
Switzerland	9.2%
Germany	7.2%
Japan	4.7%
Netherlands	4.7%
Canada	1.8%
Sweden	1.8%
Other Countries	4.1%

Currency exposure weightings (y)
United States Dollar	48.7%
Euro	22.6%
British Pound Sterling	10.4%
Swiss Franc	9.2%
Japanese Yen	4.7%
Swedish Krona	1.8%
South Korean Won	1.2%
Danish Krone	0.5%
Czech Koruna	0.5%
Other Currencies	0.4%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 10/31/11.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2011, Class A shares of the MFS Global Equity Fund (the “fund”) provided a total return of 3.23%, at net asset value. This compares with a return of 2.30% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed high-quality sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Contributors to Performance

Stock selection in the basic materials sector was a primary contributor to performance relative to the MSCI World Index. The fund’s holdings of industrial and medical gas producer Linde (Germany) bolstered relative returns. The company continued to report strong earnings lead by robust demand growth in the Americas and Asia regions as well as in the bulk and cylinder market segments, allowing management to substantially increase its earnings guidance for the coming year.

4

Management Review – continued

A combination of security selection and an overweight position in the retailing sector also benefited relative returns. The fund’s holdings of athletic shoes and apparel manufacturer NIKE aided relative results. Strong top-line momentum and better-than-expected earnings growth throughout the period, with considerable revenue growth in the Americas and emerging markets, allowed NIKE to outperform the rest of the market.

Stock selection in the special products & services sector supported relative performance, led by the fund’s holdings of global consulting and outsourcing company Accenture. Shares of the company outperformed the broader market as Accenture’s management consulting and systems integration services were in strong demand and better-than-expected constant currency revenue growth and operating margins were reported throughout the period.

A combination of security selection and an underweight position in the autos & housing sector also benefited relative results. There were no individual contributors within this sector that were among the fund’s top relative contributors for the reporting period.

Elsewhere, holdings of oil and gas drilling equipment manufacturer National Oilwell Varco, global payments technology company Visa, beverage producer Diageo (United Kingdom), medical device manufacturer Synthes (Switzerland), diversified consumer products company Colgate-Palmolive, and South Korean microchip and electronics manufacturer Samsung Electronics (b) boosted relative returns. The timing of ownership in shares of railroad company Canadian National Railway (Canada) also helped.

Detractors from Performance

An underweight position in the energy sector detracted from the fund’s relative performance. Not holding shares of integrated oil and gas company Exxon Mobil hurt relative returns. Despite a shaky third quarter due to the difficult macroeconomic landscape, shares of the company outperformed the broad market as oil and natural gas prices appreciated throughout the period.

Top relative detractors in other sectors included Austrian financial services company Erste Group Bank, investment banking firm Goldman Sachs Group, network equipment company Cisco Systems, financial services firm Banco Santander (b) (Brazil), investment management and banking firm UBS (Switzerland), global financial services provider Bank of New York Mellon, and French electrical distribution equipment manufacturer Schneider Electric. Not holding computer and personal electronics maker Apple and diversified technology products and services company International Business Machines also hindered relative results. The fund’s overweight position in Erste Group Bank held back relative performance as shares of European banks appeared to have depreciated throughout much of the third quarter due to investor

5

Management Review – continued

concerns over their exposure to the sovereign debt crisis. Additionally, concerns over potential write-downs on Hungarian mortgage loans originated in Swiss francs, which have appreciated substantially relative to the Hungarian forint, weighed on shares of the company. Not owning shares of strong-performing computer and personal electronics maker Apple hurt relative performance as record sales of iPhones and iPads helped the company deliver revenue and earnings above expectations.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	3.23%	1.64%	7.10%	N/A
B	12/29/86	2.41%	0.88%	6.29%	N/A
C	1/03/94	2.40%	0.87%	6.29%	N/A
I	1/02/97	3.47%	1.90%	7.36%	N/A
R1	4/01/05	2.41%	0.85%	N/A	4.41%
R2	10/31/03	2.90%	1.36%	N/A	7.03%
R3	4/01/05	3.21%	1.60%	N/A	5.19%
R4	4/01/05	3.50%	1.87%	N/A	5.47%
Comparative benchmark

MSCI World Index (f)	2.30%	(0.45)%	5.08%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)	(2.71)%	0.45%	6.47%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	(1.59)%	0.58%	6.29%	N/A
C With CDSC (1% for 12 months) (x)	1.40%	0.87%	6.29%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the

8

Performance Summary – continued

life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2011 through October 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/11	Ending Account Value 10/31/11	Expenses Paid During Period (p) 5/01/11-10/31/11
A	Actual	1.37%	$1,000.00	$896.05	$6.55
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
B	Actual	2.12%	$1,000.00	$892.34	$10.11
	Hypothetical (h)	2.12%	$1,000.00	$1,014.52	$10.76
C	Actual	2.12%	$1,000.00	$892.28	$10.11
	Hypothetical (h)	2.12%	$1,000.00	$1,014.52	$10.76
I	Actual	1.12%	$1,000.00	$897.20	$5.36
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
R1	Actual	2.12%	$1,000.00	$892.50	$10.11
	Hypothetical (h)	2.12%	$1,000.00	$1,014.52	$10.76
R2	Actual	1.62%	$1,000.00	$894.55	$7.74
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
R3	Actual	1.37%	$1,000.00	$895.87	$6.55
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
R4	Actual	1.12%	$1,000.00	$897.07	$5.36
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)

Aerospace - 3.1%
Honeywell International, Inc.	253,210	$13,268,202
United Technologies Corp.	107,700	8,398,446

		$21,666,648
Alcoholic Beverages - 6.4%
Carlsberg Group	50,132	$3,368,537
Diageo PLC	755,556	15,659,526
Heineken N.V.	347,917	16,850,140
Pernod Ricard S.A.	90,108	8,396,800

		$44,275,003
Apparel Manufacturers - 4.7%
Burberry Group PLC	130,127	$2,784,825
Compagnie Financiere Richemont S.A.	144,166	8,179,916
LVMH Moet Hennessy Louis Vuitton S.A.	82,758	13,715,499
NIKE, Inc., “B”	80,670	7,772,555

		$32,452,795
Automotive - 0.3%
Harley-Davidson, Inc.	54,340	$2,113,826

Broadcasting - 5.0%
Omnicom Group, Inc.	204,400	$9,091,712
Walt Disney Co.	496,550	17,319,664
WPP Group PLC	780,939	8,093,665

		$34,505,041
Brokerage & Asset Managers - 0.7%
Deutsche Boerse AG (a)	82,355	$4,558,185

Business Services - 3.1%
Accenture PLC, “A”	232,070	$13,984,538
Compass Group PLC	853,480	7,746,516

		$21,731,054
Chemicals - 2.0%
3M Co.	150,860	$11,920,957
Givaudan S.A.	1,997	1,815,279

		$13,736,236

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 3.9%
Autodesk, Inc. (a)	141,024	$4,879,430
Dassault Systemes S.A.	66,143	5,566,028
Oracle Corp.	512,080	16,780,862

		$27,226,320
Computer Software - Systems - 1.1%
Canon, Inc.	168,600	$7,699,316

Conglomerates - 0.3%
Smiths Group PLC	136,472	$2,084,725

Construction - 0.9%
Sherwin-Williams Co.	76,540	$6,330,623

Consumer Products - 6.7%
Beiersdorf AG	45,864	$2,642,766
Colgate-Palmolive Co.	106,600	9,633,442
Kao Corp.	69,700	1,827,283
Procter & Gamble Co.	112,385	7,191,516
Reckitt Benckiser Group PLC	332,750	17,067,803
Svenska Cellulosa Aktiebolaget	592,359	8,606,025

		$46,968,835
Electrical Equipment - 3.6%
Amphenol Corp., “A”	114,560	$5,440,454
Legrand S.A.	240,651	8,489,018
Rockwell Automation, Inc.	24,120	1,631,718
Schneider Electric S.A.	169,892	9,840,750

		$25,401,940
Electronics - 2.6%
Hoya Corp.	283,700	$6,223,546
Microchip Technology, Inc.	90,280	3,264,525
Samsung Electronics Co. Ltd.	9,955	8,635,335

		$18,123,406
Energy - Independent - 0.9%
INPEX Corp.	949	$6,243,506

Energy - Integrated - 0.4%
Royal Dutch Shell PLC	86,320	$3,048,256

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 7.0%
Dr Pepper Snapple Group, Inc.	132,170	$4,949,767
Groupe Danone	181,762	12,564,403
J.M. Smucker Co.	81,859	6,304,780
Nestle S.A.	385,270	22,295,470
PepsiCo, Inc.	42,560	2,679,152

		$48,793,572
Food & Drug Stores - 2.4%
Lawson, Inc.	33,900	$1,913,927
Tesco PLC	785,425	5,061,996
Walgreen Co.	291,050	9,662,860

		$16,638,783
Gaming & Lodging - 0.7%
Ladbrokes PLC	799,192	$1,768,000
William Hill PLC	962,534	3,335,340

		$5,103,340
General Merchandise - 1.3%
Target Corp.	159,840	$8,751,240

Insurance - 1.3%
AXA	262,633	$4,219,486
Swiss Re Ltd.	90,609	4,955,964

		$9,175,450
Major Banks - 7.0%
Bank of New York Mellon Corp.	453,733	$9,655,438
Erste Group Bank AG	153,229	3,264,782
Goldman Sachs Group, Inc.	67,300	7,372,715
Julius Baer Group Ltd.	182,646	6,870,185
Standard Chartered PLC	386,784	9,010,605
State Street Corp.	313,350	12,656,207

		$48,829,932
Medical Equipment - 6.9%
DENTSPLY International, Inc.	171,940	$6,354,902
Medtronic, Inc.	302,190	10,498,081
Sonova Holding AG	35,866	3,781,331
St. Jude Medical, Inc.	231,210	9,017,190
Synthes, Inc. (n)	7,937	1,328,027
Thermo Fisher Scientific, Inc. (a)	187,740	9,437,690
Waters Corp. (a)	92,840	7,438,341

		$47,855,562

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 1.6%
Cisco Systems, Inc.	594,220	$11,010,897

Oil Services - 1.6%
National Oilwell Varco, Inc.	96,940	$6,914,730
Schlumberger Ltd.	57,150	4,198,811

		$11,113,541
Other Banks & Diversified Financials - 5.4%
Aeon Credit Service Co. Ltd.	144,800	$2,165,739
American Express Co.	142,030	7,189,559
Banco Santander Brasil S.A., ADR	392,170	3,568,747
Credicorp Ltd.	13,310	1,447,862
ICICI Bank Ltd.	152,505	2,875,821
Komercni Banka A.S.	17,301	3,336,306
UBS AG (a)	491,840	6,204,727
Visa, Inc., “A”	114,760	10,702,518

		$37,491,279
Pharmaceuticals - 4.5%
Bayer AG	184,017	$11,736,579
Johnson & Johnson	88,580	5,703,666
Merck KGaA	82,905	7,728,481
Roche Holding AG	37,847	6,222,190

		$31,390,916
Railroad & Shipping - 2.1%
Canadian National Railway Co.	160,976	$12,623,738
Kuehne & Nagel International AG	16,090	1,991,798

		$14,615,536
Specialty Chemicals - 7.7%
Akzo Nobel N.V.	199,613	$10,496,648
L’Air Liquide S.A.	53,962	6,969,651
Linde AG	144,817	23,034,058
Praxair, Inc.	61,280	6,230,338
Shin-Etsu Chemical Co. Ltd.	134,300	6,898,214

		$53,628,909
Specialty Stores - 1.5%
Hennes & Mauritz AB, “B”	112,510	$3,710,587
Sally Beauty Holdings, Inc. (a)	159,660	3,063,875
Urban Outfitters, Inc. (a)	142,170	3,874,133

		$10,648,595

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - 2.0%
TNT Express N.V.	304,671	$2,573,504
United Parcel Service, Inc., “B”	159,950	11,234,888

		$13,808,392
Utilities - Electric Power - 0.3%
Red Electrica de Espana	37,704	$1,819,751
Total Common Stocks (Identified Cost, $605,111,614)		$688,841,410

Money Market Funds (v) - 0.8%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	5,616,851	$5,616,851
Total Investments (Identified Cost, $610,728,465)		$694,458,261

Other Assets, Less Liabilities - 0.2%		1,337,597
Net Assets - 100.0%		$695,795,858

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,328,027, representing 0.19% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $605,111,614)	$688,841,410
Underlying affiliated funds, at cost and value	5,616,851
Total investments, at value (identified cost, $610,728,465)	$694,458,261
Receivables for
Fund shares sold	912,035
Interest and dividends	1,580,866
Total assets	$696,951,162
Liabilities
Payable for fund shares reacquired	$688,935
Payable to affiliates
Investment adviser	72,520
Shareholder servicing costs	206,432
Distribution and service fees	16,514
Payable for independent Trustees’ compensation	27,794
Accrued expenses and other liabilities	143,109
Total liabilities	$1,155,304
Net assets	$695,795,858
Net assets consist of
Paid-in capital	$609,516,558
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	83,786,585
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,267,416)
Undistributed net investment income	5,760,131
Net assets	$695,795,858
Shares of beneficial interest outstanding	29,221,498

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$310,964,022	13,073,138	$23.79
Class B	20,797,399	939,713	22.13
Class C	28,756,408	1,345,392	21.37
Class I	281,561,396	11,565,029	24.35
Class R1	3,580,900	165,224	21.67
Class R2	21,832,468	942,496	23.16
Class R3	13,294,241	561,899	23.66
Class R4	15,009,024	628,607	23.88
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $25.24 [100 / 94.25 x $23.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$15,926,321
Interest	301,434
Dividends from underlying affiliated funds	15,620
Foreign taxes withheld	(1,043,163)
Total investment income	$15,200,212
Expenses
Management fee	$6,243,073
Distribution and service fees	1,527,538
Shareholder servicing costs	917,223
Administrative services fee	107,520
Independent Trustees’ compensation	21,604
Custodian fee	177,080
Shareholder communications	38,796
Auditing fees	62,706
Legal fees	10,824
Miscellaneous	176,044
Total expenses	$9,282,408
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(2,975)
Net expenses	$9,279,428
Net investment income	$5,920,784

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $41,362 country tax)	$13,692,441
Foreign currency transactions	(21,094)
Net realized gain (loss) on investments and foreign currency transactions	$13,671,347
Change in unrealized appreciation (depreciation)
Investments (net of $108,270 decrease in deferred country tax)	$(1,450,714)
Translation of assets and liabilities in foreign currencies	19,784
Net unrealized gain (loss) on investments and foreign currency translation	$(1,430,930)
Net realized and unrealized gain (loss) on investments and foreign currency	$12,240,417
Change in net assets from operations	$18,161,201

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2011	2010
Change in net assets
From operations
Net investment income	$5,920,784	$2,952,190
Net realized gain (loss) on investments and foreign currency transactions	13,671,347	816,774
Net unrealized gain (loss) on investments and foreign currency translation	(1,430,930)	65,750,628
Change in net assets from operations	$18,161,201	$69,519,592
Distributions declared to shareholders
From net investment income	$(2,950,086)	$(3,397,002)
Change in net assets from fund share transactions	$112,590,047	$92,892,874
Total change in net assets	$127,801,162	$159,015,464
Net assets
At beginning of period	567,994,696	408,979,232
At end of period (including undistributed net investment income of $5,760,131 and $2,851,889, respectively)	$695,795,858	$567,994,696

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$23.14	$20.30	$18.51	$31.71	$30.78
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.14	$0.17	$0.27	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	2.88	3.02	(10.09)	4.54
Total from investment operations	$0.75	$3.02	$3.19	$(9.82)	$4.87
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$(0.29)	$(0.19)	$(0.63)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$(0.10)	$(0.18)	$(1.40)	$(3.38)	$(3.94)
Net asset value, end of period	$23.79	$23.14	$20.30	$18.51	$31.71
Total return (%) (r)(s)(t)(x)	3.23	14.97	18.90	(34.51)	17.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.43	1.53	1.44	1.46
Expenses after expense reductions (f)	1.37	1.43	1.53	1.44	1.46
Net investment income	0.82	0.63	0.99	1.05	1.10
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$310,964	$305,179	$285,345	$260,535	$474,901

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.61	$18.97	$17.25	$29.79	$29.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$0.04	$0.06	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	2.69	2.83	(9.41)	4.25
Total from investment operations	$0.52	$2.67	$2.87	$(9.35)	$4.37
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.04)	$—	$(0.39)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$—	$(0.03)	$(1.15)	$(3.19)	$(3.70)
Net asset value, end of period	$22.13	$21.61	$18.97	$17.25	$29.79
Total return (%) (r)(s)(t)(x)	2.41	14.10	18.04	(34.99)	16.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.18	2.29	2.19	2.21
Expenses after expense reductions (f)	2.12	2.18	2.29	2.19	2.21
Net investment income (loss)	0.06	(0.12)	0.25	0.25	0.41
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$20,797	$25,796	$29,964	$38,111	$102,296

Class C	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.87	$18.35	$16.79	$29.11	$28.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$0.04	$0.07	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	2.60	2.73	(9.17)	4.20
Total from investment operations	$0.50	$2.58	$2.77	$(9.10)	$4.28
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.10)	$(0.03)	$(0.44)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$—	$(0.06)	$(1.21)	$(3.22)	$(3.75)
Net asset value, end of period	$21.37	$20.87	$18.35	$16.79	$29.11
Total return (%) (r)(s)(t)(x)	2.40	14.12	18.02	(34.99)	16.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.18	2.28	2.19	2.21
Expenses after expense reductions (f)	2.12	2.18	2.28	2.19	2.21
Net investment income (loss)	0.07	(0.11)	0.24	0.30	0.29
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$28,756	$28,424	$27,990	$26,139	$50,903

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$23.68	$20.76	$18.92	$32.33	$31.32
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.21	$0.23	$0.34	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	2.94	3.08	(10.30)	4.62
Total from investment operations	$0.82	$3.15	$3.31	$(9.96)	$5.02
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.23)	$(0.36)	$(0.26)	$(0.70)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$(0.15)	$(0.23)	$(1.47)	$(3.45)	$(4.01)
Net asset value, end of period	$24.35	$23.68	$20.76	$18.92	$32.33
Total return (%) (r)(s)(x)	3.47	15.26	19.23	(34.34)	17.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.17	1.29	1.19	1.21
Expenses after expense reductions (f)	1.12	1.17	1.28	1.19	1.21
Net investment income	1.08	0.96	1.33	1.32	1.31
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$281,561	$159,723	$30,417	$49,022	$77,689

Class R1	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.16	$18.61	$17.02	$29.60	$29.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$0.03	$0.06	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.50	2.64	2.78	(9.31)	4.29
Total from investment operations	$0.51	$2.62	$2.81	$(9.25)	$4.32
Less distributions declared to shareholders
From net investment income	$—	$(0.07)	$(0.11)	$(0.14)	$(0.47)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$—	$(0.07)	$(1.22)	$(3.33)	$(3.78)
Net asset value, end of period	$21.67	$21.16	$18.61	$17.02	$29.60
Total return (%) (r)(s)(x)	2.41	14.13	18.05	(35.04)	16.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.18	2.27	2.23	2.33
Expenses after expense reductions (f)	2.12	2.18	2.27	2.23	2.30
Net investment income (loss)	0.03	(0.12)	0.22	0.26	0.12
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$3,581	$4,405	$4,140	$3,304	$4,208

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.55	$19.78	$18.06	$31.08	$30.27
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.08	$0.12	$0.21	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	2.83	2.94	(9.88)	4.52
Total from investment operations	$0.65	$2.91	$3.06	$(9.67)	$4.66
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.14)	$(0.23)	$(0.16)	$(0.54)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$(0.04)	$(0.14)	$(1.34)	$(3.35)	$(3.85)
Net asset value, end of period	$23.16	$22.55	$19.78	$18.06	$31.08
Total return (%) (r)(s)(x)	2.90	14.80	18.59	(34.70)	16.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.68	1.78	1.71	1.88
Expenses after expense reductions (f)	1.62	1.68	1.78	1.71	1.85
Net investment income	0.58	0.37	0.74	0.83	0.48
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$21,832	$21,201	$19,227	$17,298	$21,364

Class R3	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$23.02	$20.20	$18.41	$31.56	$30.71
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.14	$0.16	$0.26	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	2.87	3.02	(10.05)	4.56
Total from investment operations	$0.74	$3.01	$3.18	$(9.79)	$4.80
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.19)	$(0.28)	$(0.17)	$(0.64)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$(0.10)	$(0.19)	$(1.39)	$(3.36)	$(3.95)
Net asset value, end of period	$23.66	$23.02	$20.20	$18.41	$31.56
Total return (%) (r)(s)(x)	3.21	14.97	18.94	(34.56)	17.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.43	1.52	1.47	1.61
Expenses after expense reductions (f)	1.37	1.43	1.52	1.47	1.61
Net investment income	0.83	0.65	0.96	1.04	0.81
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$13,294	$13,903	$11,265	$8,939	$14,293

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$23.22	$20.37	$18.56	$31.80	$30.86
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.18	$0.22	$0.37	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	2.90	3.03	(10.17)	4.87
Total from investment operations	$0.81	$3.08	$3.25	$(9.80)	$4.92
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.23)	$(0.33)	$(0.25)	$(0.67)
From net realized gain on investments	—	—	(1.11)	(3.19)	(3.31)
Total distributions declared to shareholders	$(0.15)	$(0.23)	$(1.44)	$(3.44)	$(3.98)
Net asset value, end of period	$23.88	$23.22	$20.37	$18.56	$31.80
Total return (%) (r)(s)(x)	3.50	15.21	19.25	(34.40)	17.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.18	1.28	1.23	1.31
Expenses after expense reductions (f)	1.12	1.18	1.28	1.23	1.31
Net investment income	1.04	0.85	1.25	1.39	0.23
Portfolio turnover	16	26	17	23	27
Net assets at end of period (000 omitted)	$15,009	$9,364	$631	$552	$5,297

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

25

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and

26

Notes to Financial Statements – continued

considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$313,924,247	$—	$—	$313,924,247
United Kingdom	15,659,526	56,953,475	—	72,613,001
France	—	69,761,634	—	69,761,634
Switzerland	—	63,644,887	—	63,644,887
Germany	27,592,243	22,107,826	—	49,700,069
Japan	—	32,971,533	—	32,971,533
Netherlands	—	32,968,547	—	32,968,547
Canada	12,623,738	—	—	12,623,738
Sweden	—	12,316,612	—	12,316,612
Other Countries	8,352,915	19,964,227	—	28,317,142
Mutual Funds	5,616,851	—	—	5,616,851
Total Investments	$383,769,520	$310,688,741	$—	$694,458,261

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $236,293,118 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the

27

Notes to Financial Statements – continued

reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

28

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/11	10/31/10
Ordinary income (including any short-term capital gains)	$2,950,086	$3,397,002

29

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/11
Cost of investments	$618,255,470
Gross appreciation	116,697,502
Gross depreciation	(40,494,711)
Net unrealized appreciation (depreciation)	$76,202,791
Undistributed ordinary income	5,816,445
Undistributed long-term capital gains	4,259,589
Other temporary differences	475

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/11	Year ended 10/31/10
Class A	$1,268,192	$2,505,520
Class B	—	49,134
Class C	—	97,806
Class I	1,515,596	419,862
Class R1	—	16,117
Class R2	40,807	142,801
Class R3	62,007	102,760
Class R4	63,484	63,002
Total	$2,950,086	$3,397,002

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

30

Notes to Financial Statements – continued

The management fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $75,287 for the year ended October 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$799,990
Class B	0.75%	0.25%	1.00%	1.00%	239,419
Class C	0.75%	0.25%	1.00%	1.00%	297,784
Class R1	0.75%	0.25%	1.00%	1.00%	40,583
Class R2	0.25%	0.25%	0.50%	0.50%	112,464
Class R3	—	0.25%	0.25%	0.25%	37,298
Total Distribution and Service Fees					$1,527,538

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2011, were as follows:

Amount
Class A	$249
Class B	24,638
Class C	2,091

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as

31

Notes to Financial Statements – continued

shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2011, the fee was $364,625, which equated to 0.0526% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $552,598.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,431 and the Retirement Deferral plan resulted in an expense of $778. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $27,747 at October 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

32

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,015 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,975, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $226,293,972 and $110,863,164, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,506,534	$60,979,847	2,108,392	$45,369,608
Class B	142,573	3,237,623	174,326	3,501,196
Class C	230,257	5,073,111	218,899	4,246,114
Class I	6,110,449	149,637,888	6,672,335	145,785,525
Class R1	27,346	606,745	32,189	629,929
Class R2	265,389	6,348,577	219,034	4,608,182
Class R3	200,561	4,734,719	310,721	6,693,063
Class R4	301,674	7,266,405	459,069	9,864,920
	9,784,783	$237,884,915	10,194,965	$220,698,537

33

Notes to Financial Statements – continued

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	48,458	$1,157,214	109,299	$2,328,000
Class B	—	—	2,298	46,007
Class C	—	—	4,367	84,433
Class I	50,204	1,224,485	18,690	406,503
Class R1	—	—	814	15,963
Class R2	1,697	39,561	6,684	138,953
Class R3	2,611	62,007	4,849	102,760
Class R4	2,654	63,484	2,954	63,002
	105,624	$2,546,751	149,955	$3,185,621
Shares reacquired
Class A	(2,668,160)	$(64,375,126)	(3,085,094)	$(65,867,030)
Class B	(396,682)	(8,985,399)	(562,616)	(11,309,421)
Class C	(246,922)	(5,350,823)	(386,566)	(7,418,905)
Class I	(1,340,688)	(33,436,404)	(1,410,940)	(32,463,310)
Class R1	(70,302)	(1,558,239)	(47,279)	(926,724)
Class R2	(264,894)	(6,346,664)	(257,216)	(5,423,066)
Class R3	(245,177)	(5,878,516)	(269,266)	(5,655,408)
Class R4	(78,892)	(1,910,448)	(89,833)	(1,927,420)
	(5,311,717)	$(127,841,619)	(6,108,810)	$(130,991,284)
Net change
Class A	(113,168)	$(2,238,065)	(867,403)	$(18,169,422)
Class B	(254,109)	(5,747,776)	(385,992)	(7,762,218)
Class C	(16,665)	(277,712)	(163,300)	(3,088,358)
Class I	4,819,965	117,425,969	5,280,085	113,728,718
Class R1	(42,956)	(951,494)	(14,276)	(280,832)
Class R2	2,192	41,474	(31,498)	(675,931)
Class R3	(42,005)	(1,081,790)	46,304	1,140,415
Class R4	225,436	5,419,441	372,190	8,000,502
	4,578,690	$112,590,047	4,236,110	$92,892,874

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established

34

Notes to Financial Statements – continued

unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2011, the fund’s commitment fee and interest expense were $5,703 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,607,240	159,940,648	(165,931,037)	5,616,851

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$15,620	$5,616,851

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 16, 2011

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Nielsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
David Mannheim Roger Morley

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

44

Board Review of Investment Advisory Agreement – continued

(v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

45

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

46

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

47

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $472,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 91.97% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $7,527,744. The fund intends to pass through foreign tax credits of $566,830 for the fiscal year.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Global Total Return Fund

ANNUAL REPORT

October 31, 2011

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Vodafone Group PLC	1.5%
Government of Japan, 1.1% 2020	1.5%
DDI Corp.	1.4%
Lockheed Martin Corp.	1.3%
Nestle SA	1.3%
GlaxoSmithKline PLC	1.3%
Philip Morris International Inc.	1.3%
Johnson & Johnson	1.2%
Freddie Mac 4.5%, 2040	1.2%
Government of Japan, 1.7% 2017	1.2%

Composition including fixed income credit quality (a)(i)
AAA	11.6%
AA	5.8%
A	4.9%
BBB	5.0%
BB	1.3%
B	0.1%
U.S. Government	2.1%
Federal Agencies	5.1%
Non-Fixed Income	59.9%
Cash & Other	4.2%

Equity sectors
Financial Services	9.9%
Consumer Staples	9.6%
Health Care	9.1%
Utilities & Communications	5.4%
Energy	5.1%
Industrial Goods & Services	4.8%
Technology	4.7%
Leisure	2.6%
Special Products & Services	2.5%
Basic Materials	1.8%
Autos & Housing	1.7%
Retailing	1.6%
Transportation	1.1%

Fixed income sectors (i)
Non-U.S. Government Bonds	17.7%
High Grade Corporates	5.7%
Mortgage-Backed Securities	4.5%
Emerging Markets Bonds	2.5%
U.S. Treasury Securities	2.1%
Commercial Mortgage-Backed Securities	1.6%
High Yield Corporates	1.1%
U.S. Government Agencies	0.6%
Collateralized Debt Obligations	0.1%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	45.2%
Japan	12.9%
United Kingdom	12.2%
Switzerland	4.5%
Germany	4.1%
Netherlands	3.8%
France	3.2%
Italy	2.3%
Canada	2.3%
Other Countries	9.5%

Currency exposure weightings (i)(y)
United States Dollar	45.1%
Euro	16.7%
Japanese Yen	16.0%
British Pound Sterling	11.3%
Swiss Franc	4.5%
Canadian Dollar	1.3%
Taiwan Dollar	1.0%
South Korean Won	0.8%
Australian Dollar	0.7%
Other Countries	2.6%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 10/31/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2011, Class A shares of the MFS Global Total Return Fund (the “fund”) provided a total return of 4.69%, at net asset value. This compares with a return of 2.30% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index. The fund’s other benchmark, the Global Total Return Blended Index (the “Blended Index”), which closely resembles the equity and fixed income allocations of the fund, generated a total return of 3.33%. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed high-quality sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Contributors to Performance

Within the equity portion of the fund, stock selection in the financial services sector benefited performance relative to the MSCI World Index. The fund’s overweight position in debit and credit transaction processing company

Management Review – continued

MasterCard had a positive effect on relative results. Shares of MasterCard rose as increased purchase volume, transactions, and cross-border volume growth drove earnings. Management cited processing growth in Brazil and the Netherlands as additional contributors to the stock’s positive performance.

An overweight position and stock selection in the consumer staples sector also helped relative results. The fund’s holdings of tobacco products companies, Japan Tobacco (Japan) and Philip Morris International, food and beverage producer Danone Group (France), and tobacco distributor British American Tobacco (United Kingdom) aided relative performance. Shares of Danone Group outperformed the broad market and contributed to relative performance as the company announced an increase in sales, driven by strong performance in their dairy division.

Securities in other sectors that contributed to relative returns included telecommunications company KDDI (Japan), global consulting and outsourcing company Accenture, pharmaceutical firm GlaxoSmithKline (United Kingdom), parcel delivery services company Yamato Holdings (Japan), and microchip and electronics manufacturer Samsung Electronics (b) (South Korea). Shares of Samsung Electronics rose as the company reported positive earnings primarily due to strong demand for their Galaxy S II phone. Additionally, the company’s digital media and application and telecom divisions further aided performance.

The return from yield, which was greater than that of the fixed income portion of the Blended Index, was a key contributor to relative performance. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary. Yield curve (y) positioning in the United States, particularly our greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative strength. The fund’s lesser exposure to Portuguese bonds and greater exposure to the U.S. inflation linked sector aided relative performance. Additionally, a lesser exposure to Euro corporate bonds in the bank and finance sectors benefited relative results.

Detractors from Performance

Within the equity portion of the fund, top relative detractors included information technology products and electronics maker Acer (b) (Taiwan), retailer Esprit Holdings (Hong Kong), investment banking firm Goldman Sachs, and telecommunications services provider Royal KPN (Netherlands). Shares of Esprit Holdings fell as the company’s management announced a restructuring effort that will require a significant amount of capital investment over a number of years. The announcement appeared to have created uncertainty over what level of earnings Esprit Holdings would be able to attain over the foreseeable future, which applied downward pressure on the stock price. The fund’s overweight positions in copy machine manufacturer Konica Minolta Holdings (Japan), mobile phone maker Nokia (Finland), financial

Management Review – continued

services firm Bank of New York Mellon, aerospace and defense technology systems developer Cobham (United Kingdom), and insurance company MetLife also held back relative performance. Shares of Cobham were negatively impacted by management’s announcement that the U.S. defense budget is having an adverse impact on new orders, which were lower than expected. Not holding computer and personal electronics maker Apple also weakened relative returns as this stock significantly outperformed the benchmark during the reporting period.

A greater exposure to Brazilian bonds held back results relative to the fixed income portion of the Blended Index. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary. The fund’s greater exposure to U.S. corporate bonds in the banking and finance sectors also hindered relative performance as both sectors underperformed the index amidst a weakening economic environment. Additionally, the fund’s lesser exposure to medium-term and long-term maturity credit in Europe hindered relative performance.

Respectfully,

Nevin Chitkara	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	4.69%	3.80%	7.32%	N/A
B	9/07/93	3.94%	3.09%	6.60%	N/A
C	1/03/94	3.92%	3.07%	6.60%	N/A
I	1/02/97	5.00%	4.13%	7.67%	N/A
R1	4/01/05	3.95%	3.03%	N/A	4.62%
R2	10/31/03	4.46%	3.57%	N/A	7.01%
R3	4/01/05	4.72%	3.82%	N/A	5.40%
R4	4/01/05	5.04%	4.09%	N/A	5.69%
Comparative benchmarks
MSCI World Index (f)		2.30%	(0.45)%	5.08%	N/A
Global Total Return Blended Index (f)(y)		3.33%	2.87%	6.16%	N/A
Barclays Capital Global Aggregate Bond Index (f)		4.08%	6.93%	6.92%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.33)%	2.58%	6.69%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.06)%	2.76%	6.60%	N/A
C With CDSC (1% for 12 months) (x)		2.92%	3.07%	6.60%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	Global Total Return Blended Index is at a point in time and allocations during the period can change. As of October 31, 2011, the blended index was comprised of 60% MSCI World Index and 40% Barclays Capital Global Aggregate Bond Index.

Benchmark Definitions

Barclays Capital Global Aggregate Bond Index – a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen

Performance Summary – continued

corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2011 through October 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/11	Ending Account Value 10/31/11	Expenses Paid During Period (p) 5/01/11-10/31/11
A	Actual	1.25%	$1,000.00	$959.21	$6.17
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
B	Actual	2.00%	$1,000.00	$956.25	$9.86
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
C	Actual	2.00%	$1,000.00	$955.83	$9.86
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
I	Actual	1.00%	$1,000.00	$960.84	$4.94
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R1	Actual	2.00%	$1,000.00	$955.75	$9.86
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$958.37	$7.40
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$959.15	$6.17
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	1.00%	$1,000.00	$961.14	$4.94
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.9%
Issuer	Shares/Par	Value ($)

Aerospace - 3.1%
Cobham PLC	805,427	$2,324,040
Honeywell International, Inc.	74,840	3,921,616
Lockheed Martin Corp.	132,730	10,074,207
Northrop Grumman Corp.	37,110	2,143,103
United Technologies Corp.	73,380	5,722,172

		$24,185,138
Alcoholic Beverages - 1.2%
Heineken N.V.	190,533	$9,227,798

Automotive - 0.6%
Johnson Controls, Inc.	72,000	$2,370,960
USS Co. Ltd.	26,850	2,221,990

		$4,592,950
Broadcasting - 1.8%
Fuji Television Network, Inc.	1,420	$2,040,991
Nippon Television Network Corp.	15,230	2,156,738
Omnicom Group, Inc.	75,990	3,380,035
Viacom, Inc., “B”	54,680	2,397,718
Walt Disney Co.	120,500	4,203,040

		$14,178,522
Brokerage & Asset Managers - 0.8%
Blackrock, Inc.	14,634	$2,309,099
Computershare Ltd.	179,935	1,423,315
Daiwa Securities Group, Inc.	665,000	2,326,775

		$6,059,189
Business Services - 2.5%
Accenture PLC, “A”	97,360	$5,866,914
Amadeus Holdings AG	165,618	3,108,565
Bunzl PLC	224,581	2,893,744
Compass Group PLC	382,980	3,476,075
Dun & Bradstreet Corp.	29,520	1,973,707
Nomura Research Institute Ltd.	110,400	2,493,474

		$19,812,479

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 0.2%
Comcast Corp., “Special A”	68,110	$1,566,530

Chemicals - 1.4%
3M Co.	61,470	$4,857,348
Givaudan S.A.	3,146	2,859,723
PPG Industries, Inc.	39,450	3,408,875

		$11,125,946
Computer Software - 0.8%
Oracle Corp.	184,700	$6,052,619

Computer Software - Systems - 1.5%
Acer, Inc.	1,451,387	$1,650,878
International Business Machines Corp.	43,090	7,955,707
Konica Minolta Holdings, Inc.	326,000	2,374,671

		$11,981,256
Construction - 1.1%
Geberit AG	11,652	$2,384,183
Sherwin-Williams Co.	29,410	2,432,501
Stanley Black & Decker, Inc.	56,000	3,575,600

		$8,392,284
Consumer Products - 2.2%
Henkel KGaA, IPS	83,791	$4,972,022
Kao Corp.	228,000	5,977,340
Kose Corp.	67,300	1,607,238
Reckitt Benckiser Group PLC	89,206	4,575,659

		$17,132,259
Electrical Equipment - 1.0%
Danaher Corp.	63,880	$3,088,598
Legrand S.A.	92,504	3,263,099
Spectris PLC	65,899	1,343,681

		$7,695,378
Electronics - 1.5%
Halma PLC	282,434	$1,517,105
Intel Corp.	76,910	1,887,371
Samsung Electronics Co. Ltd.	4,271	3,704,823
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	370,214	4,672,101

		$11,781,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 1.3%
Apache Corp.	33,100	$3,297,753
INPEX Corp.	454	2,986,883
Occidental Petroleum Corp.	43,250	4,019,655

		$10,304,291
Energy - Integrated - 3.5%
BP PLC	1,015,948	$7,488,582
Chevron Corp.	57,430	6,033,022
Exxon Mobil Corp.	75,220	5,873,930
Royal Dutch Shell PLC, “A”	223,056	7,878,216

		$27,273,750
Food & Beverages - 3.1%
General Mills, Inc.	97,790	$3,767,849
Groupe Danone	103,265	7,138,253
Nestle S.A.	173,287	10,028,072
PepsiCo, Inc.	48,010	3,022,230

		$23,956,404
Food & Drug Stores - 0.8%
Lawson, Inc.	58,700	$3,314,087
Tesco PLC	442,306	2,850,624

		$6,164,711
General Merchandise - 0.6%
Target Corp.	84,380	$4,619,805

Insurance - 3.7%
Aon Corp.	61,590	$2,871,326
Hiscox Ltd.	309,039	1,886,754
ING Groep N.V. (a)	333,613	2,889,743
Jardine Lloyd Thompson Group PLC	178,538	2,052,298
MetLife, Inc.	153,560	5,399,170
Prudential Financial, Inc.	55,350	2,999,970
Swiss Re Ltd.	67,736	3,704,899
Travelers Cos., Inc.	63,060	3,679,551
Zurich Financial Services AG	13,155	3,023,275

		$28,506,986
Leisure & Toys - 0.3%
Hasbro, Inc.	64,150	$2,441,549

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.7%
GLORY Ltd.	72,300	$1,535,872
Neopost S.A.	34,216	2,605,576
Schindler Holding AG	14,322	1,683,789

		$5,825,237
Major Banks - 3.9%
Bank of America Corp.	286,940	$1,959,800
Bank of New York Mellon Corp.	219,878	4,679,004
Goldman Sachs Group, Inc.	32,580	3,569,139
HSBC Holdings PLC	561,650	4,901,208
JPMorgan Chase & Co.	180,110	6,260,624
State Street Corp.	65,600	2,649,584
Sumitomo Mitsui Financial Group, Inc.	53,900	1,502,680
Toronto-Dominion Bank	22,143	1,671,249
Wells Fargo & Co.	138,640	3,592,162

		$30,785,450
Medical & Health Technology & Services - 0.9%
Kobayashi Pharmaceutical Co. Ltd.	45,600	$2,265,768
Miraca Holdings, Inc.	73,200	2,783,648
Quest Diagnostics, Inc.	35,670	1,990,386

		$7,039,802
Medical Equipment - 1.7%
Becton, Dickinson & Co.	43,610	$3,411,610
Medtronic, Inc.	105,820	3,676,187
Smith & Nephew PLC	190,073	1,734,132
St. Jude Medical, Inc.	43,520	1,697,280
Synthes, Inc. (n)	16,709	2,795,767

		$13,314,976
Network & Telecom - 0.9%
Cisco Systems, Inc.	94,520	$1,751,456
Ericsson, Inc., “B”	295,779	3,079,014
Nokia Oyj	285,187	1,921,767

		$6,752,237
Oil Services - 0.3%
Transocean, Inc.	34,810	$1,989,392

Other Banks & Diversified Financials - 1.0%
DNB A.S.A.	266,443	$3,081,298
Hachijuni Bank Ltd.	177,000	983,770

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
MasterCard, Inc., “A”	9,870	$3,427,259
Sapporo Hokuyo Holdings, Inc.	213,100	699,842

		$8,192,169
Pharmaceuticals - 6.5%
Abbott Laboratories	125,190	$6,743,985
Bayer AG	99,360	6,337,167
GlaxoSmithKline PLC	440,947	9,883,618
Johnson & Johnson	148,240	9,545,174
Pfizer, Inc.	325,480	6,268,745
Roche Holding AG	35,836	5,891,574
Sanofi	58,494	4,187,193
Santen Pharmaceutical Co. Ltd.	54,200	2,021,075

		$50,878,531
Railroad & Shipping - 0.4%
Canadian National Railway Co.	35,640	$2,794,889

Real Estate - 0.5%
Deutsche Wohnen AG	153,532	$2,257,051
GSW Immobilien AG (a)	51,227	1,669,290

		$3,926,341
Restaurants - 0.3%
McDonald’s Corp.	26,320	$2,443,812

Specialty Chemicals - 0.4%
Shin-Etsu Chemical Co. Ltd.	62,000	$3,184,581

Specialty Stores - 0.2%
Esprit Holdings Ltd.	860,100	$1,243,167

Telecommunications - Wireless - 2.8%
KDDI Corp.	1,447	$10,585,818
Vodafone Group PLC	4,139,926	11,481,182

		$22,067,000
Telephone Services - 2.1%
AT&T, Inc.	216,690	$6,351,184
China Unicom Ltd.	1,030,000	2,073,783
Royal KPN N.V.	315,668	4,124,504
TDC A.S.	233,760	1,919,571
Telecom Italia S.p.A.	1,676,743	1,765,049

		$16,234,091

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Common Stocks - continued
Tobacco - 3.1%
British American Tobacco PLC		126,810	$5,803,115
Japan Tobacco, Inc.		1,184	5,935,728
Philip Morris International, Inc.		139,940	9,777,608
Reynolds American, Inc.		68,340	2,643,391

			$24,159,842
Trucking - 0.7%
Yamato Holdings Co. Ltd.		315,800	$5,234,836

Utilities - Electric Power - 0.5%
PG&E Corp.		95,860	$4,112,394
Total Common Stocks (Identified Cost, $406,217,098)			$467,229,991

Bonds - 35.5%
Aerospace - 0.1%
Bombardier, Inc., 7.75%, 2020 (n)		$840,000	$924,000

Asset-Backed & Securitized - 1.7%
Bayview Commercial Asset Trust, FRN, 1.7%, 2023 (z)	CAD	560,000	$511,410
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$1,489,951	1,560,122
Commercial Mortgage Asset Trust, FRN, 0.737%, 2032 (i)(z)		9,626,316	122,071
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		995,797	1,057,511
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		995,797	1,068,139
Commercial Mortgage Pass-Through Certificates, FRN, 0.433%, 2017 (n)		1,400,000	1,389,954
First Union National Bank Commercial Mortgage, FRN, 1.498%, 2043 (i)(z)		908,431	1,118
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		522,576	488,608
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049		1,058,797	1,140,029
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.987%, 2051		1,813,786	1,948,046
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050		1,040,000	1,129,870
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.828%, 2050		214,544	229,144
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.899%, 2051		2,070,000	2,195,405

			$12,841,427

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.1%
Ford Motor Credit Co. LLC, 7.8%, 2012	$1,050,000	$1,084,075

Building - 0.2%
Mohawk Industries, Inc., 6.875%, 2016	$800,000	$838,000
Owens Corning, Inc., 6.5%, 2016	770,000	829,769

		$1,667,769
Cable TV - 0.3%
Comcast Corp., 5.15%, 2020	$730,000	$834,172
DIRECTV Holdings LLC, 5.2%, 2020	667,000	735,119
Time Warner Cable, Inc., 5%, 2020	688,000	755,889

		$2,325,180
Chemicals - 0.3%
Ashland, Inc., 9.125%, 2017	$670,000	$748,725
Dow Chemical Co., 8.55%, 2019	580,000	753,472
Nalco Co., 8.25%, 2017	740,000	821,400

		$2,323,597
Consumer Products - 0.1%
Whirlpool Corp., 8%, 2012	$680,000	$702,581

Containers - 0.1%
Crown Americas LLC, 7.625%, 2017	$740,000	$802,900

Emerging Market Quasi-Sovereign - 1.4%
Banco del Estado de Chile, 4.125%, 2020 (n)	$100,000	$102,630
Banco do Brasil (Cayman Branch), 6%, 2020 (n)	710,000	782,775
Banco do Brasil S.A., 5.875%, 2022 (n)	1,671,000	1,679,355
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	319,000	317,405
BNDES Participacoes S.A., 6.5%, 2019 (n)	192,000	219,840
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (z)	1,196,000	1,237,860
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	305,000	323,743
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	271,000	272,133
Empresa Nacional del Petroleo, 6.25%, 2019	265,000	297,097
Empresa Nacional del Petroleo, 5.25%, 2020 (n)	100,000	105,193
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)	606,000	586,305
Pemex Project Funding Master Trust, 5.75%, 2018	523,000	575,300
Petrobras International Finance Co., 7.875%, 2019	679,000	815,386
Petrobras International Finance Co., 5.375%, 2021	1,482,000	1,558,960
Petroleos Mexicanos, 6%, 2020	408,000	453,900
Petroleos Mexicanos, 5.5%, 2021	232,000	247,660

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)		$850,000	$1,006,315
SCF Capital Ltd., 5.375%, 2017 (n)		513,000	468,113

			$11,049,970
Emerging Market Sovereign - 0.7%
Federative Republic of Brazil, 5.625%, 2041		$695,000	$784,655
Republic of Peru, 7.35%, 2025		700,000	913,500
Republic of Philippines, 5.5%, 2026		770,000	841,225
Republic of Poland, 5%, 2022		87,000	85,913
Republic of South Africa, 5.5%, 2020		399,000	443,888
Republic of South Africa, 6.25%, 2041		422,000	489,520
United Mexican States, 7.5%, 2027	MXN	18,300,000	1,460,417

			$5,019,118
Energy - Independent - 0.1%
Anadarko Petroleum Corp., 6.2%, 2040		$350,000	$402,679

Financial Institutions - 0.1%
International Lease Finance Corp., 5.75%, 2016		$727,000	$685,914
SLM Corp., 6.25%, 2016		382,000	382,000

			$1,067,914
Food & Beverages - 0.4%
Anheuser-Busch InBev S.A., 5.375%, 2020		$672,000	$795,536
Kraft Foods, Inc., 6.5%, 2040		627,000	801,196
Miller Brewing Co., 5.5%, 2013 (n)		685,000	734,757
Pernod-Ricard S.A., 4.45%, 2022 (z)		152,000	156,469
Tyson Foods, Inc., 6.85%, 2016		900,000	972,000

			$3,459,958
Food & Drug Stores - 0.1%
CVS Caremark Corp., 5.75%, 2017		$625,000	$729,774

Forest & Paper Products - 0.1%
Georgia-Pacific Corp., 5.4%, 2020 (n)		$34,000	$37,906
Votorantim Participacoes S.A., 6.75%, 2021 (n)		368,000	385,480

			$423,386
Insurance - 0.4%
American International Group, Inc., 4.875%, 2016		$830,000	$811,164
ING Groep N.V., 5.775% to 2015, FRN to 2049		860,000	681,550
UnumProvident Corp., 6.85%, 2015 (n)		1,367,000	1,510,230

			$3,002,944

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - 0.5%
AXIS Capital Holdings Ltd., 5.75%, 2014		$1,440,000	$1,540,358
Chubb Corp., 6.375% to 2017, FRN to 2067		730,000	733,650
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		804,000	754,901
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		1,259,000	1,208,640

			$4,237,549
International Market Quasi-Sovereign - 0.2%
Eksportfinans A.S.A., 1.875%, 2013		$1,435,000	$1,458,434

International Market Sovereign - 17.3%
Federal Republic of Germany, 3.75%, 2013	EUR	3,068,000	$4,473,413
Federal Republic of Germany, 3.75%, 2015	EUR	3,694,000	5,586,793
Federal Republic of Germany, 3.25%, 2021	EUR	579,000	886,630
Federal Republic of Germany, 6.25%, 2030	EUR	2,465,000	5,068,479
Government of Australia, 5.75%, 2021	AUD	4,023,000	4,641,141
Government of Canada, 4.5%, 2015	CAD	680,000	757,145
Government of Canada, 4.25%, 2018	CAD	5,937,000	6,837,184
Government of Canada, 3.25%, 2021	CAD	1,402,000	1,517,690
Government of Canada, 5.75%, 2033	CAD	1,231,000	1,782,792
Government of Japan, 1.7%, 2017	JPY	689,500,000	9,416,138
Government of Japan, 1.1%, 2020	JPY	866,000,000	11,294,111
Government of Japan, 2.1%, 2024	JPY	537,650,000	7,486,058
Government of Japan, 2.2%, 2027	JPY	324,700,000	4,514,493
Government of Japan, 2.4%, 2037	JPY	283,150,000	3,975,983
Kingdom of Belgium, 5.5%, 2017	EUR	794,000	1,183,848
Kingdom of Denmark, 3%, 2021	DKK	5,174,000	1,024,265
Kingdom of Norway, 3.75%, 2021	NOK	12,282,000	2,392,261
Kingdom of Spain, 4.6%, 2019	EUR	3,270,000	4,350,932
Kingdom of Sweden, 5%, 2020	SEK	18,625,000	3,585,715
Kingdom of the Netherlands, 3.75%, 2014	EUR	4,061,000	6,025,193
Kingdom of the Netherlands, 3.5%, 2020	EUR	1,379,000	2,084,185
Kingdom of the Netherlands, 5.5%, 2028	EUR	1,223,000	2,259,766
Republic of Austria, 4.65%, 2018	EUR	1,219,000	1,897,909
Republic of Finland, 3.875%, 2017	EUR	295,000	453,582
Republic of France, 6%, 2025	EUR	1,133,000	1,975,813
Republic of France, 4.75%, 2035	EUR	2,829,000	4,437,071
Republic of Iceland, 4.875%, 2016 (n)		$1,036,000	1,022,940
Republic of Italy, 4.75%, 2013	EUR	4,630,000	6,384,941
Republic of Italy, 5.25%, 2017	EUR	3,665,000	4,917,094
Republic of Italy, 3.75%, 2021	EUR	1,860,000	2,171,416
United Kingdom Treasury, 8%, 2015	GBP	3,131,000	6,439,116
United Kingdom Treasury, 5%, 2018	GBP	2,139,000	4,129,359

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
United Kingdom Treasury, 8%, 2021	GBP	1,346,000	$3,202,113
United Kingdom Treasury, 4.25%, 2027	GBP	1,406,000	2,625,608
United Kingdom Treasury, 4.25%, 2036	GBP	2,307,000	4,272,887

			$135,074,064
Machinery & Tools - 0.1%
Case New Holland, Inc., 7.875%, 2017		$890,000	$1,003,475

Major Banks - 1.7%
ABN Amro Bank N.V., FRN, 2.198%, 2014 (n)		$1,280,000	$1,255,662
BB&T Corp., 3.95%, 2016		1,290,000	1,372,908
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		1,100,000	907,500
Credit Suisse (USA), Inc., 6%, 2018		1,140,000	1,174,398
HSBC USA, Inc., 4.875%, 2020		600,000	585,281
ING Bank N.V., FRN, 1.737%, 2014 (n)		1,260,000	1,239,185
Intesa Sanpaolo S.p.A., FRN, 2.708%, 2014 (n)		1,644,000	1,500,397
Macquarie Group Ltd., 6.25%, 2021 (n)		760,000	750,781
Morgan Stanley, 7.3%, 2019		980,000	1,051,645
PNC Financial Services Group, Inc., 5.125%, 2020		1,450,000	1,602,947
PNC Financial Services Group, Inc., FRN, 6.75%, 2049		50,000	49,993
Royal Bank of Scotland PLC, 6.125%, 2021		1,100,000	1,161,555
SunTrust Banks, Inc., 3.5%, 2017		302,000	304,017
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)		770,000	626,527

			$13,582,796
Metals & Mining - 0.5%
ArcelorMittal, 9.85%, 2019		$381,000	$451,997
ArcelorMittal, 5.5%, 2021		820,000	792,378
Gold Fields Ltd., 4.875%, 2020 (n)		1,213,000	1,129,604
Southern Copper Corp., 6.75%, 2040		290,000	303,949
Teck Resources Ltd., 10.75%, 2019		574,000	708,890
Vale Overseas Ltd., 5.625%, 2019		100,000	107,893
Vale Overseas Ltd., 4.625%, 2020		316,000	319,422

			$3,814,133
Mortgage-Backed - 4.5%
Fannie Mae, 4.758%, 2012		$972,983	$988,134
Fannie Mae, 4.518%, 2013		58,972	60,713
Fannie Mae, 5.37%, 2013		256,207	263,931
Fannie Mae, 4.78%, 2015		338,224	370,250
Fannie Mae, 4.79%, 2015		355,523	389,148
Fannie Mae, 4.856%, 2015		267,473	292,429
Fannie Mae, 5.5%, 2015		257,874	279,754

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.09%, 2016	$362,000	$401,379
Fannie Mae, 5.424%, 2016	316,365	352,798
Fannie Mae, 4.989%, 2017	235,615	255,039
Fannie Mae, 5.05%, 2017	322,396	357,603
Fannie Mae, 2.578%, 2018	900,000	908,010
Fannie Mae, 5.16%, 2018	760,540	846,362
Fannie Mae, 5.1%, 2019	335,516	376,252
Fannie Mae, 5.18%, 2019	335,687	377,661
Fannie Mae, 6.16%, 2019	264,269	302,665
Fannie Mae, 4.5%, 2025 - 2040	2,933,369	3,112,222
Fannie Mae, 6%, 2037 - 2038	1,402,260	1,539,717
Fannie Mae, 5%, 2040	6,411,925	6,958,437
Freddie Mac, 3.882%, 2017	733,000	788,196
Freddie Mac, 5.085%, 2019	589,000	663,820
Freddie Mac, 3.32%, 2020	589,070	626,024
Freddie Mac, 5%, 2022 - 2028	902,831	960,972
Freddie Mac, 5.5%, 2037	1,183,763	1,291,620
Freddie Mac, 4.5%, 2040	8,904,517	9,405,570
Ginnie Mae, 5%, 2040	2,453,584	2,699,781

		$34,868,487
Natural Gas - Pipeline - 0.1%
Energy Transfer Partners LP, 4.65%, 2021	$884,000	$877,557

Oil Services - 0.1%
Transocean, Inc., 6.5%, 2020	$720,000	$802,982

Oils - 0.2%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$1,148,000	$1,165,220

Other Banks & Diversified Financials - 0.4%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	$1,000,000	$931,279
Capital One Financial Corp., 8.8%, 2019	750,000	890,859
Citigroup, Inc., 6.125%, 2018	1,250,000	1,385,091

		$3,207,229
Real Estate - 0.2%
Simon Property Group, Inc., REIT, 5.65%, 2020	$1,140,000	$1,273,039

Retailers - 0.2%
Home Depot, Inc., 5.95%, 2041	$678,000	$820,837
Limited Brands, Inc., 7%, 2020	740,000	788,100

		$1,608,937

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - 0.1%
America Movil S.A.B. de C.V., 2.375%, 2016	$200,000	$199,679
Crown Castle Towers LLC, 6.113%, 2020 (n)	615,000	679,571

		$879,250
Tobacco - 0.1%
Altria Group, Inc., 9.7%, 2018	$820,000	$1,102,097

U.S. Government Agencies and Equivalents - 0.6%
Aid-Egypt, 4.45%, 2015	$1,113,000	$1,250,611
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	527,000	521,962
Small Business Administration, 5.09%, 2025	121,132	133,035
Small Business Administration, 5.21%, 2026	1,625,477	1,791,227
Small Business Administration, 5.31%, 2027	835,349	922,914

		$4,619,749
U.S. Treasury Obligations - 2.1%
U.S. Treasury Bonds, 6.875%, 2025	$1,738,000	$2,595,051
U.S. Treasury Bonds, 4.5%, 2039	3,843,600	4,793,692
U.S. Treasury Notes, 4.75%, 2017	1,630,000	1,950,396
U.S. Treasury Notes, 3.5%, 2020	5,911,000	6,657,264

		$15,996,403
Utilities - Electric Power - 0.4%
Enel Finance International S.A., 6%, 2039 (n)	$731,000	$672,644
Progress Energy, Inc., 7.05%, 2019	1,160,000	1,450,538
TECO Energy, Inc., 6.572%, 2017	780,000	928,991

		$3,052,173
Total Bonds (Identified Cost, $263,634,027)		$276,450,846

Money Market Funds (v) - 4.5%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	35,323,208	$35,323,208
Total Investments (Identified Cost, $705,174,333)		$779,004,045

Other Assets, Less Liabilities - 0.1%		555,845
Net Assets - 100.0%		$779,559,890

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified

Portfolio of Investments – continued

institutional buyers. At period end, the aggregate value of these securities was $28,008,714, representing 3.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.7%, 2023	5/25/06	$506,329	$511,410
Centrais Eletricas Brasileiras S.A., 5.75%, 2021	10/20/11	1,196,000	1,237,860
Commercial Mortgage Asset Trust, FRN, 0.737%, 2032	8/25/03	125,278	122,071
First Union National Bank Commercial Mortgage, FRN, 1.498%, 2043	12/11/03	656	1,118
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	507,135	488,608
Pernod-Ricard S.A., 4.45%, 2022	10/20/11	151,614	156,469
Total Restricted Securities			$2,517,536
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

Portfolio of Investments – continued

THB	Thailand Baht
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 10/31/11

Forward Foreign Currency Exchange Contracts at 10/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	267,000	1/12/12	$268,063	$278,956	$10,893
BUY	CAD	Citibank N.A.	107,000	1/12/12	105,164	107,175	2,011
BUY	CAD	Goldman Sachs International	321,000	1/12/12	314,669	321,524	6,855
BUY	CHF	Brown Brothers Harriman	32,000	1/12/12	35,830	36,501	671
BUY	CHF	Merrill Lynch International Bank	2,049,000	1/12/12	2,216,340	2,337,227	120,887
BUY	CNY	Barclays Bank PLC	3,301,000	1/18/12	513,684	519,744	6,060
BUY	CNY	Deutsche Bank AG	1,026,000	11/16/11	159,726	161,451	1,725
BUY	CNY	HSBC Bank	4,012,000	11/16/11	622,305	631,329	9,024
BUY	CZK	Goldman Sachs International	6,787,000	1/12/12	366,756	377,842	11,086
BUY	DKK	Goldman Sachs International	486,000	1/12/12	89,771	90,319	548
BUY	DKK	Merrill Lynch International Bank	825,513	1/12/12	148,753	153,414	4,661
BUY	EUR	Citibank N.A.	259,000	1/12/12	356,666	358,214	1,548
BUY	EUR	Credit Suisse Group	248,000	1/12/12	341,504	343,000	1,496
BUY	EUR	UBS AG	17,000,228	12/15/11	23,173,521	23,514,942	341,421
SELL	EUR	Barclays Bank PLC	538,648	1/12/12	762,000	744,984	17,016
BUY	GBP	Barclays Bank PLC	113,000	1/12/12	180,692	181,559	867
BUY	GBP	Goldman Sachs International	304,000	1/12/12	477,641	488,442	10,801

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	HUF	Citibank N.A.	58,470,000	12/12/11	$262,393	$264,001	$1,608
SELL	JPY	UBS AG	3,215,000	1/12/12	41,897	41,183	714
BUY	KRW	JPMorgan Chase Bank N.A.	3,218,104,000	1/20/12	2,772,077	2,887,965	115,888
BUY	MXN	JPMorgan Chase Bank N.A.	10,624,000	12/07/11	788,745	794,461	5,716
BUY	MYR	Barclays Bank PLC	1,818,864	11/18/11	584,036	592,294	8,258
BUY	NOK	Goldman Sachs International	558,000	1/12/12	98,272	99,832	1,560
BUY	NZD	Barclays Bank PLC	499,000	1/12/12	382,371	401,527	19,156
BUY	PLN	Barclays Bank PLC	2,494,000	11/16/11	770,466	782,821	12,355
BUY	SEK	Goldman Sachs International	654,000	1/12/12	98,323	99,965	1,642
BUY	SEK	Merrill Lynch International Bank	337,000	1/12/12	50,698	51,511	813
BUY	SGD	Deutsche Bank AG	609,000	1/12/12	470,016	485,350	15,334
BUY	THB	HSBC Bank	19,281,000	12/13/11	620,209	625,289	5,080
BUY	TWD	Barclays Bank PLC	33,239,400	11/28/11	1,104,299	1,111,532	7,233
BUY	ZAR	Citibank N.A.	20,234,908	1/12/12	2,516,782	2,522,877	6,095
SELL	ZAR	Royal Bank of Scotland Group PLC	14,865,975	11/14/11	2,059,006	1,870,004	189,002

							$938,024

Liability Derivatives
SELL	AUD	Barclays Bank PLC	58,000	1/12/12	$54,211	$60,597	$(6,386)
SELL	AUD	Citibank N.A.	155,000	1/12/12	147,730	161,941	(14,211)
SELL	AUD	Westpac Banking Corp	911,164	1/12/12	868,686	951,966	(83,280)
SELL	CAD	Citibank N.A.	855,836	1/12/12	820,326	857,234	(36,908)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	CAD	Goldman Sachs International	256,000	1/12/12	$245,881	$256,418	$(10,537)
SELL	CAD	Merrill Lynch International Bank	2,553,416	1/12/12	2,437,303	2,557,585	(120,282)
SELL	CNY	Barclays Bank PLC	3,301,000	1/18/12	517,479	519,744	(2,265)
SELL	CNY	Deutsche Bank AG	1,026,000	11/16/11	160,619	161,452	(833)
SELL	CNY	HSBC Bank	4,012,000	11/16/11	628,397	631,329	(2,932)
BUY	EUR	Barclays Bank PLC	387,000	1/12/12	541,378	535,246	(6,132)
BUY	EUR	Credit Suisse Group	182,000	1/12/12	253,007	251,717	(1,290)
BUY	EUR	Deutsche Bank AG	1,356,302	1/12/12	1,908,619	1,875,851	(32,768)
BUY	EUR	UBS AG	254,000	1/12/12	352,807	351,299	(1,508)
SELL	EUR	Barclays Bank PLC	228,000	1/12/12	303,197	315,339	(12,142)
SELL	EUR	Citibank N.A.	1,559,861	1/12/12	2,090,219	2,157,387	(67,168)
SELL	EUR	Credit Suisse Group	1,191,249	1/12/12	1,608,460	1,647,573	(39,113)
SELL	EUR	Deutsche Bank AG	381,000	1/12/12	503,187	526,947	(23,760)
SELL	EUR	HSBC Bank, N.A.	1,191,249	1/12/12	1,606,257	1,647,574	(41,317)
SELL	EUR	Royal Bank of Scotland Group PLC	334,000	1/12/12	443,995	461,943	(17,948)
BUY	GBP	Goldman Sachs International	64,000	1/12/12	103,148	102,830	(318)
SELL	GBP	Barclays Bank PLC	1,860,228	1/12/12	2,859,745	2,988,858	(129,113)
SELL	GBP	Deutsche Bank AG	1,542,228	1/12/12	2,370,720	2,477,922	(107,202)
BUY	JPY	Barclays Bank PLC	52,140,384	1/12/12	674,887	667,892	(6,995)
BUY	JPY	Citibank N.A.	6,889,000	1/12/12	89,677	88,244	(1,433)
BUY	JPY	Credit Suisse Group	5,972,000	1/12/12	78,748	76,498	(2,250)
BUY	JPY	Deutsche Bank AG	21,086,000	1/12/12	275,128	270,101	(5,027)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	JPY	Goldman Sachs International	24,413,000	1/12/12	$320,759	$312,717	$(8,042)
BUY	JPY	JPMorgan Chase Bank N.A.	1,720,650,238	1/12/12	22,418,896	22,040,640	(378,256)
BUY	JPY	UBS AG	31,892,000	1/12/12	420,980	408,520	(12,460)
SELL	JPY	Barclays Bank PLC	32,622,000	1/12/12	417,503	417,871	(368)
BUY	MXN	JPMorgan Chase Bank N.A.	10,174,000	1/12/12	777,803	758,314	(19,489)
SELL	MXN	HSBC Bank, N.A.	19,958,258	12/07/11	1,489,000	1,492,476	(3,476)
SELL	MYR	Barclays Bank PLC	46,000	11/18/11	14,622	14,980	(358)
SELL	NOK	Citibank N.A.	1,799,340	1/12/12	305,632	321,920	(16,288)
SELL	NOK	Credit Suisse Group	9,981,236	1/12/12	1,696,970	1,785,740	(88,770)
SELL	NZD	JPMorgan Chase Bank N.A.	47,000	1/12/12	35,122	37,819	(2,697)
SELL	PLN	Citibank N.A.	234,000	1/12/12	72,795	73,013	(218)
SELL	SEK	Barclays Bank PLC	6,579,375	1/12/12	963,898	1,005,661	(41,763)
SELL	SEK	Deutsche Bank AG	6,579,375	1/12/12	964,110	1,005,661	(41,551)

							$(1,386,854)

At October 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $669,851,125)	$743,680,837
Underlying affiliated funds, at cost and value	35,323,208
Total investments, at value (identified cost, $705,174,333)	$779,004,045
Cash	5,658
Receivables for
Forward foreign currency exchange contracts	938,024
Investments sold	125,070
Fund shares sold	1,774,128
Interest and dividends	4,936,585
Total assets	$786,783,510
Liabilities
Payables for
Forward foreign currency exchange contracts	1,386,854
Investments purchased	3,798,989
Fund shares reacquired	1,468,847
Payable to affiliates
Investment adviser	37,784
Shareholder servicing costs	311,478
Distribution and service fees	39,847
Payable for independent Trustees’ compensation	32,696
Accrued expenses and other liabilities	147,125
Total liabilities	$7,223,620
Net assets	$779,559,890
Net assets consist of
Paid-in capital	$738,394,073
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	73,409,643
Accumulated net realized gain (loss) on investments and foreign currency transactions	(39,036,569)
Undistributed net investment income	6,792,743
Net assets	$779,559,890
Shares of beneficial interest outstanding	57,445,440

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$477,215,941	35,298,306	$13.52
Class B	56,478,534	4,084,688	13.83
Class C	171,595,527	12,549,631	13.67
Class I	26,765,397	1,996,437	13.41
Class R1	3,126,013	229,480	13.62
Class R2	5,686,952	423,482	13.43
Class R3	6,308,218	467,886	13.48
Class R4	32,383,308	2,395,530	13.52

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.34 [100 / 94.25 x $13.52]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$13,810,141
Interest	10,906,130
Dividends from underlying affiliated funds	31,298
Foreign taxes withheld	(673,848)
Total investment income	$24,073,721
Expenses
Management fee	$6,443,337
Distribution and service fees	3,539,635
Shareholder servicing costs	1,030,585
Administrative services fee	117,658
Independent Trustees’ compensation	22,470
Custodian fee	167,587
Shareholder communications	63,741
Auditing fees	61,676
Legal fees	11,450
Miscellaneous	164,583
Total expenses	$11,622,722
Fees paid indirectly	(263)
Reduction of expenses by investment adviser	(404,856)
Net expenses	$11,217,603
Net investment income	$12,856,118
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$23,262,549
Futures contracts	(217,251)
Foreign currency transactions	1,889,774
Net realized gain (loss) on investments and foreign currency transactions	$24,935,072
Change in unrealized appreciation (depreciation)
Investments (net of $989 decrease in deferred country tax)	$(3,407,115)
Translation of assets and liabilities in foreign currencies	(1,265,589)
Net unrealized gain (loss) on investments and foreign currency translation	$(4,672,704)
Net realized and unrealized gain (loss) on investments and foreign currency	$20,262,368
Change in net assets from operations	$33,118,486

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2011	2010
Change in net assets
From operations
Net investment income	$12,856,118	$10,795,477
Net realized gain (loss) on investments and foreign currency transactions	24,935,072	8,685,664
Net unrealized gain (loss) on investments and foreign currency translation	(4,672,704)	37,869,203
Change in net assets from operations	$33,118,486	$57,350,344
Distributions declared to shareholders
From net investment income	$(20,770,167)	$(12,737,529)
Change in net assets from fund share transactions	$22,125,993	$7,327,276
Total change in net assets	$34,474,312	$51,940,091
Net assets
At beginning of period	745,085,578	693,145,487
At end of period (including undistributed net investment income of $6,792,743 and $7,527,346, respectively)	$779,559,890	$745,085,578

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.31	$12.49	$11.23	$15.66	$15.05
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.22	$0.20	$0.27	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.85	1.53	(3.10)	1.67
Total from investment operations	$0.61	$1.07	$1.73	$(2.83)	$1.96
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.25)	$(0.37)	$(0.56)	$(0.30)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.40)	$(0.25)	$(0.47)	$(1.60)	$(1.35)
Net asset value, end of period	$13.52	$13.31	$12.49	$11.23	$15.66
Total return (%) (r)(s)(t)(x)	4.69	8.71	16.10	(19.92)	13.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.33	1.39	1.42	1.46
Expenses after expense reductions (f)	1.25	1.25	1.27	1.30	1.30
Net investment income	1.89	1.71	1.77	1.97	1.97
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$477,216	$466,793	$434,536	$368,117	$450,366

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.60	$12.76	$11.46	$15.93	$15.28
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.12	$0.12	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.88	1.57	(3.15)	1.70
Total from investment operations	$0.52	$1.00	$1.69	$(2.97)	$1.90
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.16)	$(0.29)	$(0.46)	$(0.20)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.29)	$(0.16)	$(0.39)	$(1.50)	$(1.25)
Net asset value, end of period	$13.83	$13.60	$12.76	$11.46	$15.93
Total return (%) (r)(s)(t)(x)	3.94	7.86	15.27	(20.39)	13.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.11	2.07	2.11
Expenses after expense reductions (f)	2.00	2.00	1.98	1.95	1.95
Net investment income	1.14	0.96	1.05	1.32	1.32
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$56,479	$54,548	$53,054	$59,239	$95,689

Class C	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.45	$12.62	$11.35	$15.80	$15.18
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.12	$0.12	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.87	1.54	(3.12)	1.68
Total from investment operations	$0.52	$0.99	$1.66	$(2.94)	$1.88
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.16)	$(0.29)	$(0.47)	$(0.21)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.30)	$(0.16)	$(0.39)	$(1.51)	$(1.26)
Net asset value, end of period	$13.67	$13.45	$12.62	$11.35	$15.80
Total return (%) (r)(s)(t)(x)	3.92	7.88	15.22	(20.39)	13.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.11	2.07	2.11
Expenses after expense reductions (f)	2.00	2.00	1.99	1.95	1.95
Net investment income	1.14	0.96	1.04	1.32	1.32
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$171,596	$170,189	$155,007	$123,754	$132,343

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.20	$12.39	$11.16	$15.55	$14.95
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.20	$0.31	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.85	1.54	(3.05)	1.66
Total from investment operations	$0.64	$1.10	$1.74	$(2.74)	$2.01
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.29)	$(0.41)	$(0.61)	$(0.36)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.43)	$(0.29)	$(0.51)	$(1.65)	$(1.41)
Net asset value, end of period	$13.41	$13.20	$12.39	$11.16	$15.55
Total return (%) (r)(s)(x)	5.00	8.97	16.27	(19.51)	14.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.08	1.09	1.07	1.11
Expenses after expense reductions (f)	1.00	1.00	0.99	0.95	0.95
Net investment income	2.17	1.97	1.76	2.31	2.34
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$26,765	$13,801	$15,697	$3,066	$3,691

Class R1	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.40	$12.58	$11.32	$15.77	$15.17
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.12	$0.12	$0.17	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	0.86	1.54	(3.11)	1.69
Total from investment operations	$0.52	$0.98	$1.66	$(2.94)	$1.86
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.16)	$(0.30)	$(0.47)	$(0.21)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.30)	$(0.16)	$(0.40)	$(1.51)	$(1.26)
Net asset value, end of period	$13.62	$13.40	$12.58	$11.32	$15.77
Total return (%) (r)(s)(x)	3.95	7.83	15.20	(20.42)	13.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.10	2.11	2.24
Expenses after expense reductions (f)	2.00	2.00	1.99	1.98	2.05
Net investment income	1.13	0.97	1.02	1.26	1.11
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$3,126	$3,042	$2,460	$1,161	$1,044

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.22	$12.41	$11.17	$15.57	$14.97
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.19	$0.18	$0.24	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.84	1.51	(3.06)	1.68
Total from investment operations	$0.58	$1.03	$1.69	$(2.82)	$1.91
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.22)	$(0.35)	$(0.54)	$(0.26)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.37)	$(0.22)	$(0.45)	$(1.58)	$(1.31)
Net asset value, end of period	$13.43	$13.22	$12.41	$11.17	$15.57
Total return (%) (r)(s)(x)	4.46	8.39	15.81	(19.98)	13.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.61	1.59	1.80
Expenses after expense reductions (f)	1.50	1.50	1.49	1.47	1.60
Net investment income	1.64	1.48	1.57	1.81	1.58
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$5,687	$4,738	$5,459	$3,202	$2,306

Class R3	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.27	$12.46	$11.21	$15.62	$15.02
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.21	$0.20	$0.28	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.85	1.53	(3.08)	1.66
Total from investment operations	$0.61	$1.06	$1.73	$(2.80)	$1.95
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.25)	$(0.38)	$(0.57)	$(0.30)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.40)	$(0.25)	$(0.48)	$(1.61)	$(1.35)
Net asset value, end of period	$13.48	$13.27	$12.46	$11.21	$15.62
Total return (%) (r)(s)(x)	4.72	8.65	16.10	(19.80)	13.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.33	1.36	1.35	1.50
Expenses after expense reductions (f)	1.25	1.25	1.24	1.23	1.35
Net investment income	1.87	1.70	1.78	2.02	1.94
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$6,308	$5,223	$4,593	$3,431	$3,951

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.30	$12.49	$11.24	$15.65	$15.03
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.23	$0.29	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.85	1.53	(3.05)	1.71
Total from investment operations	$0.65	$1.10	$1.76	$(2.76)	$1.99
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.29)	$(0.41)	$(0.61)	$(0.32)
From net realized gain on investments	—	—	(0.10)	(1.04)	(1.05)
Total distributions declared to shareholders	$(0.43)	$(0.29)	$(0.51)	$(1.65)	$(1.37)
Net asset value, end of period	$13.52	$13.30	$12.49	$11.24	$15.65
Total return (%) (r)(s)(x)	5.04	8.90	16.33	(19.53)	14.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.08	1.11	1.05	1.21
Expenses after expense reductions (f)	1.00	1.00	0.99	0.95	1.05
Net investment income	2.16	1.98	2.07	2.15	2.00
Portfolio turnover	46	66	75	96	66
Net assets at end of period (000 omitted)	$32,383	$26,752	$22,340	$14,809	$428

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Total Return Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally

Notes to Financial Statements – continued

valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on

Notes to Financial Statements – continued

third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$215,753,713	$—	$—	$215,753,713
United Kingdom	—	72,090,032	—	72,090,032
Japan	—	64,233,804	—	64,233,804
Switzerland	1,683,789	30,687,493	—	32,371,282
France	—	17,194,121	—	17,194,121
Netherlands	2,889,743	13,352,301	—	16,242,044
Germany	1,669,290	13,566,240	—	15,235,530
Taiwan	4,672,101	1,650,878	—	6,322,979
Canada	4,466,138	—	—	4,466,138
Other Countries	1,921,767	21,398,581	—	23,320,348
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	20,616,152	—	20,616,152
Non-U.S. Sovereign Debt	—	152,601,586	—	152,601,586
Corporate Bonds	—	35,278,437	—	35,278,437
Residential Mortgage-Backed Securities	—	34,868,487	—	34,868,487
Commercial Mortgage-Backed Securities	—	12,352,819	—	12,352,819
Asset-Backed Securities (including CDOs)	—	488,608	—	488,608
Foreign Bonds	—	20,244,757	—	20,244,757
Mutual Funds	35,323,208	—	—	35,323,208
Total Investments	$268,379,749	$510,624,296	$—	$779,004,045

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(448,830)	$—	$(448,830)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $149,543,191 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Notes to Financial Statements – continued

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated

Notes to Financial Statements – continued

Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$938,024	$1,386,854

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(217,251)	$—	$(23,940)
Foreign Exchange	—	2,112,108	(38,539)
Total	$(217,251)	$2,112,108	$(62,479)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$—	$(4,216)
Foreign Exchange	(1,194,639)	37,261
Total	$(1,194,639)	$33,045

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to

Notes to Financial Statements – continued

one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to

Notes to Financial Statements – continued

counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses

Notes to Financial Statements – continued

are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All

Notes to Financial Statements – continued

premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for

Notes to Financial Statements – continued

financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/11	10/31/10
Ordinary income (including any short-term capital gains)	$20,770,167	$12,737,529

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/11
Cost of investments	$723,225,709
Gross appreciation	73,660,283
Gross depreciation	(17,881,947)
Net unrealized appreciation (depreciation)	$55,778,336
Undistributed ordinary income	7,646,737
Capital loss carryforwards	(21,044,247)
Other temporary differences	(1,215,009)

As of October 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(19,777,700)
10/31/18	(1,266,547)
Total	$(21,044,247)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/11	Year ended 10/31/10
Class A	$13,964,756	$9,008,119
Class B	1,185,307	642,341
Class C	3,724,452	1,978,324
Class I	575,529	342,555
Class R1	66,295	31,784
Class R2	134,636	94,184
Class R3	170,727	95,053
Class R4	948,465	545,169
Total	$20,770,167	$12,737,529

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million and 0.70% of average daily net assets in excess of $1.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2013. This management fee reduction amounted to $240,361, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.81% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2013. For the year ended October 31, 2011, this reduction amounted to $161,293 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $356,863 for the year ended October 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,187,114
Class B	0.75%	0.25%	1.00%	1.00%	562,668
Class C	0.75%	0.25%	1.00%	1.00%	1,720,203
Class R1	0.75%	0.25%	1.00%	1.00%	30,568
Class R2	0.25%	0.25%	0.50%	0.50%	25,276
Class R3	—	0.25%	0.25%	0.25%	13,806
Total Distribution and Service Fees					$3,539,635

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2011, were as follows:

Amount
Class A	$253
Class B	86,903
Class C	14,659

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2011, the fee was $313,292, which equated to 0.0408% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $717,293.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.0153% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,627 and the Retirement Deferral plan resulted in an expense of $1,316. Both amounts are included in independent Trustees’ compensation for the year ended

Notes to Financial Statements – continued

October 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $32,664 at October 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,981 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,202, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$179,287,681	$196,862,693
Investments (non-U.S. Government securities)	$167,137,188	$143,095,967

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,144,418	$96,840,403	9,175,495	$116,184,295
Class B	1,130,032	15,663,721	1,198,212	15,516,207
Class C	2,234,876	30,565,955	2,844,207	36,474,144
Class I	1,386,108	18,787,974	446,352	5,634,653
Class R1	46,980	641,433	123,407	1,577,855
Class R2	146,796	1,962,387	116,045	1,465,719
Class R3	159,823	2,140,307	119,304	1,511,691
Class R4	703,306	9,511,231	555,083	6,982,739
	12,952,339	$176,113,411	14,578,105	$185,347,303
Shares issued to shareholders in reinvestment of distributions
Class A	912,518	$12,007,780	619,527	$7,866,266
Class B	72,164	966,775	40,726	530,841
Class C	195,284	2,588,388	107,818	1,390,038
Class I	21,495	281,053	7,659	96,409
Class R1	5,020	66,295	2,472	31,770
Class R2	8,167	106,657	6,288	79,230
Class R3	13,024	170,727	7,497	95,053
Class R4	71,998	948,465	42,974	545,169
	1,299,670	$17,136,140	834,961	$10,634,776
Shares reacquired
Class A	(7,841,911)	$(106,189,906)	(9,501,920)	$(119,645,937)
Class B	(1,129,344)	(15,628,581)	(1,385,932)	(17,937,117)
Class C	(2,533,619)	(34,667,287)	(2,578,090)	(32,913,082)
Class I	(456,626)	(6,110,197)	(674,993)	(8,406,200)
Class R1	(49,517)	(676,810)	(94,431)	(1,178,315)
Class R2	(89,916)	(1,208,559)	(203,845)	(2,540,026)
Class R3	(98,484)	(1,322,972)	(101,911)	(1,272,799)
Class R4	(390,646)	(5,319,246)	(375,951)	(4,761,327)
	(12,590,063)	$(171,123,558)	(14,917,073)	$(188,654,803)
Net change
Class A	215,025	$2,658,277	293,102	$4,404,624
Class B	72,852	1,001,915	(146,994)	(1,890,069)
Class C	(103,459)	(1,512,944)	373,935	4,951,100
Class I	950,977	12,958,830	(220,982)	(2,675,138)
Class R1	2,483	30,918	31,448	431,310
Class R2	65,047	860,485	(81,512)	(995,077)
Class R3	74,363	988,062	24,890	333,945
Class R4	384,658	5,140,450	222,106	2,766,581
	1,661,946	$22,125,993	495,993	$7,327,276

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2011, the fund’s commitment fee and interest expense were $6,291 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22,111,251	211,148,041	(197,936,084)	35,323,208

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$31,298	$35,323,208

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2011

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Nielsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham Richard Hawkins Benjamin Stone Erik Weisman Barnaby Wiener

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $500 million and $1 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 25.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Utilities Fund

ANNUAL REPORT

October 31, 2011

MMU-ANN

MFS® UTILITIES FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
El Paso Corp.	4.1%
Comcast Corp.	3.2%
Williams Cos., Inc.	3.1%
Virgin Media, Inc.	2.9%
CMS Energy Corp.	2.9%
Public Service Enterprise Group, Inc.	2.5%
AES Corp.	2.4%
Edison International	2.3%
CEZ AS	2.2%
Telcomunicacoaes de Sao	2.1%

Top five industries (i)
Utilities - Electric Power	47.8%
Cable TV	10.1%
Natural Gas - Pipeline	9.9%
Telephone Services	9.6%
Telecommunications - Wireless	8.0%

Issuer country weightings (i)(x)
United States	66.7%
Brazil	9.5%
United Kingdom	3.8%
Portugal	2.9%
Spain	2.6%
Czech Republic	2.2%
Chile	2.0%
Israel	1.9%
Germany	1.8%
Other Countries	6.6%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 10/31/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2011, Class A shares of the MFS Utilities Fund (the “fund”) provided a total return of 10.26%, at net asset value. This compares with a return of 8.09% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 14.69% for the fund’s other benchmark, the Standard & Poor’s (S&P) 500 Utilities Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed high-quality sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Detractors from Performance

Stock selection in the electric power industry hindered performance relative to the Standard & Poor’s 500 Utilities Index. The timing of our ownership in shares of power provider FirstEnergy, and not holding shares of strong-performing integrated gas and electric company Dominion Resources, dampened relative returns. The fund’s holdings of power company Energias De Portugal (b) and oil and gas refiner Fortum Oyj (b) were also among the fund’s top relative detractors over the reporting period.

3

Management Review – continued

The fund’s exposure to the wireless communications industry, which is not represented in the S&P 500 Utilities Index, detracted from performance relative to the benchmark. The fund’s ownership in shares of mobile and data services provider Nii Holdings (b) and telecommunications companies, Cellcom Israel (b) and Mobile Telesystems (b), weighed on relative returns. Shares of Nii Holdings declined late in the period due to a weak currency environment, and increased competition.

The fund’s exposure to the telephone services industry, which is not represented in the S&P 500 Utilities Index, also held back relative results. No individual securities within this sector were among the fund’s top relative detractors for the reporting period.

Elsewhere, the timing of the fund’s ownership in shares of diversified energy company ONEOK Partners hurt relative results. Holdings of global communications and cable company Virgin Media (b) and telecommunications company Portugal Telecom (b) also weighed on relative results.

Contributors to Performance

The fund’s exposure to the strong-performing natural gas pipeline industry, which is not represented in the S&P 500 Utilities Index, aided relative performance. The fund’s holdings of natural gas production and exploration company El Paso (b) and natural gas pipelines operator Williams (b) were among the fund’s top relative contributors during the reporting period. Shares of El Paso spiked late in the reporting period as management confirmed that the company will be acquired by Kinder Morgan. The deal is expected to close in 2012.

The fund’s exposure to the independent energy industry, which is not represented in the benchmark, also supported relative results. The fund’s holdings of integrated energy company EQT (b) contributed to relative performance. Shares of EQT appreciated during the reporting period primarily due to an increase in the company’s Marcellus Shale production.

Elsewhere, the fund’s holdings of telecommunications provider Vivo Participacoes (b)(h) and cable services providers, Comcast (b) and Cablevision (b)(h), benefited relative returns. The timing of the fund’s ownership in shares of electric power producer Entergy (h), and underweight positions in energy-based holding company PG&E, power company NextEra, and diversified energy provider Sempra Energy, also aided relative returns.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	10.26%	6.54%	10.27%	N/A
B	9/07/93	9.47%	5.75%	9.45%	N/A
C	1/03/94	9.41%	5.74%	9.44%	N/A
I	1/02/97	10.50%	6.81%	10.55%	N/A
R1	4/01/05	9.42%	5.73%	N/A	9.81%
R2	10/31/03	9.94%	6.24%	N/A	13.30%
R3	4/01/05	10.27%	6.50%	N/A	10.59%
R4	4/01/05	10.52%	6.78%	N/A	10.91%
Comparative benchmarks
Standard and Poor’s 500 Stock Index (f)		8.09%	0.25%	3.69%	N/A
Standard and Poor’s 500 Utilities Index (f)		14.69%	3.52%	5.64%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.92%	5.29%	9.62%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		5.47%	5.42%	9.45%	N/A
C With CDSC (1% for 12 months) (x)		8.41%	5.74%	9.44%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2011 through October 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/11	Ending Account Value 10/31/11	Expenses Paid During Period (p) 5/01/11-10/31/11
A	Actual	1.05%	$1,000.00	$952.48	$5.17
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$949.25	$8.84
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$948.76	$8.84
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$953.78	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$949.21	$8.84
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$951.18	$6.39
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$952.43	$5.17
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$953.70	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 92.6%
Issuer	Shares/Par	Value ($)

Airlines - 0.2%
Hutchison Port Holdings Trust, IEU	11,001,000	$7,274,675

Broadcasting - 0.6%
Viacom, Inc., “B”	499,840	$21,917,984

Cable TV - 9.3%
Charter Communications, Inc., “A” (a)	103,974	$4,776,566
Comcast Corp., “Special A”	5,565,680	128,010,640
Liberty Global, Inc., “A” (a)	633,210	25,442,378
Telenet Group Holding N.V.	1,129,033	43,410,003
Time Warner Cable, Inc.	807,869	51,453,177
Virgin Media, Inc.	4,750,549	115,818,385

		$368,911,149
Energy - Independent - 6.2%
Arch Coal, Inc.	1,181,810	$21,532,578
Energen Corp.	289,440	14,199,926
EQT Corp.	1,017,980	64,641,730
Noble Energy, Inc.	99,270	8,868,782
Occidental Petroleum Corp.	229,520	21,331,589
QEP Resources, Inc.	2,199,326	78,186,039
Ultra Petroleum Corp. (a)	581,010	18,510,979
Williams Partners LP	275,640	16,353,721

		$243,625,344
Natural Gas - Distribution - 4.5%
AGL Resources, Inc.	497,993	$20,885,826
GDF SUEZ	453,678	12,775,326
National Fuel Gas Co.	69,390	4,252,913
ONEOK, Inc.	164,950	12,544,448
Sempra Energy	1,081,770	58,123,502
Spectra Energy Corp.	1,802,750	51,612,733
UGI Corp.	686,540	19,683,102

		$179,877,850
Natural Gas - Pipeline - 9.9%
El Paso Corp.	6,460,875	$161,586,484
Enagas S.A.	2,583,885	50,876,473

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - continued
Kinder Morgan, Inc. (l)	1,951,000	$55,798,600
Williams Cos., Inc.	4,074,830	122,693,131

		$390,954,688
Oil Services - 0.3%
Transocean, Inc.	180,000	$10,287,000

Telecommunications - Wireless - 7.5%
Cellcom Israel Ltd.	2,161,765	$47,645,301
Millicom International Cellular S.A.	76,900	8,442,704
Mobile TeleSystems OJSC, ADR	1,924,295	27,498,176
MTN Group Ltd.	1,116,531	19,354,436
NII Holdings, Inc. (a)	2,165,950	50,964,804
SBA Communications Corp. (a)	868,570	33,083,831
Tim Participacoes S.A., ADR	2,502,134	65,155,569
Vodafone Group PLC	16,084,733	44,607,498

		$296,752,319
Telephone Services - 9.6%
American Tower Corp., “A” (a)	762,580	$42,018,158
Bezeq - The Israel Telecommunication Corp. Ltd.	12,466,390	26,441,175
CenturyLink, Inc.	1,139,487	40,178,312
Crown Castle International Corp. (a)	805,580	33,318,789
Deutsche Telekom AG	1,271,060	16,114,854
Frontier Communications Corp.	1,420,640	8,893,206
Kabel Deutschland Holding AG (a)	779,167	44,270,039
Portugal Telecom, SGPS, S.A.	2,247,898	16,089,752
PT XL Axiata Tbk	40,701,000	22,728,606
TDC A.S.	2,294,371	18,840,726
Telecom Italia S.p.A.	27,437,060	28,882,033
Telefonica Brasil S.A., ADR	2,833,351	82,223,846

		$379,999,496
Utilities - Electric Power - 44.5%
AES Corp. (a)	8,414,443	$94,410,050
AES Tiete S.A., IPS	1,301,818	18,554,612
Aguas Andinas S.A., “A”	57,769,161	34,805,117
American Electric Power Co., Inc.	2,005,680	78,783,110
Calpine Corp. (a)	4,465,245	67,737,767
CenterPoint Energy, Inc.	2,484,190	51,770,520
CEZ AS	2,054,922	86,891,055
China Hydroelectric Corp., ADR (a)	836,143	1,296,022
CMS Energy Corp.	5,419,550	112,835,031

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Companhia de Saneamento de Minas Gerais	1,720,700	$32,312,298
Companhia Paranaense de Energia, ADR	735,584	14,844,085
Companhia Paranaense de Energia, IPS	641,300	12,830,856
Constellation Energy Group, Inc.	1,177,493	46,746,472
E.ON AG	489,112	11,825,002
Edison International	2,270,200	92,170,120
EDP Renovaveis S.A. (a)	5,597,530	33,614,612
Eletropaulo Metropolitana S.A., IPS	1,445,460	25,931,309
Empresa Electrica Del Norte Grande S.A.	6,053,243	16,586,286
Energias de Portugal S.A.	20,749,842	65,258,927
Energias do Brasil S.A.	1,334,200	28,753,473
Enersis S.A., ADR	1,348,940	26,479,692
Exelon Corp.	300,730	13,349,405
FirstEnergy Corp.	546,070	24,551,307
Fortum Oyj	2,368,370	57,621,481
GenOn Energy, Inc. (a)	13,628,810	41,567,871
International Power PLC	10,429,746	56,548,620
Light S.A.	2,849,610	44,399,375
National Grid PLC	2,323,461	23,013,452
NextEra Energy, Inc.	1,063,530	59,983,087
Northeast Utilities	562,050	19,430,069
NRG Energy, Inc. (a)	2,450,786	52,495,836
NV Energy, Inc.	1,547,363	24,819,703
OGE Energy Corp.	975,627	50,478,941
OJSC Enel OGK-5 (a)	66,410,462	3,984,628
PG&E Corp.	1,344,960	57,698,784
PPL Corp.	1,426,840	41,906,291
Public Service Enterprise Group, Inc.	2,926,062	98,608,289
Red Electrica de Espana	1,064,122	51,358,938
SSE PLC	1,208,386	25,969,653
Territorial Generation Co. No. 1	12,513,039,813	3,753,912
Tractebel Energia S.A.	3,176,300	50,877,042
Wholesale Generation Co. (a)	61,491,152	4,304,381

		$1,761,157,481
Total Common Stocks (Identified Cost, $3,190,328,992)		$3,660,757,986

Bonds - 0.5%
Asset-Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 4.98%, 2023 (i)(z)	$1,020,210	$57,744

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - 0.5%
GenOn Energy, Inc., 9.875%, 2020	$20,147,000	$21,255,085
Total Bonds (Identified Cost, $20,169,837)		$21,312,829

Convertible Bonds - 1.2%
Cable TV - 0.7%
Virgin Media, Inc., 6.5%, 2016	$18,947,000	$28,609,970

Telecommunications - Wireless - 0.5%
SBA Communications Corp., 4%, 2014	$12,702,000	$17,639,903
Total Convertible Bonds (Identified Cost, $37,529,056)		$46,249,873

Convertible Preferred Stocks - 2.8%
Utilities - Electric Power - 2.8%
Great Plains Energy, Inc., 12%	403,340	$25,975,096
NextEra Energy, Inc., 7%	474,110	25,123,089
PPL Corp., 8.75%	468,500	25,575,415
PPL Corp., 9.5%	562,120	31,956,522
Total Convertible Preferred Stocks (Identified Cost, $102,044,826)		$108,630,122

Money Market Funds (v) - 1.8%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	72,861,985	$72,861,985

Collateral for Securities Loaned - 0.7%
Morgan Stanley Repurchase Agreement, 0.12%, dated 10/31/11, due 11/01/11, total to be received $27,354,889 (secured by U.S. Treasury and Federal Agency obligations valued at $27,901,975 in an individually traded account) at Cost and Net Asset Value	$27,354,798	$27,354,798
Total Investments (Identified Cost, $3,450,289,494)		$3,937,167,593

Other Assets, Less Liabilities - 0.4%		17,436,634
Net Assets - 100.0%		$3,954,604,227

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

14

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 4.98%, 2023	1/18/02	$37,153	$57,744
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
EUR	Euro
GBP	British Pound

Derivative Contracts at 10/31/11

Forward Foreign Currency Exchange Contracts at 10/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	BRL	Barclays Bank	54,162,000	11/03/11-2/02/12	$32,307,159	$31,216,882	$1,090,277
SELL	BRL	Credit Suisse	19,904,000	11/04/11	12,294,009	11,587,251	706,758
SELL	BRL	Deutsche Bank	25,794,000	11/04/11	15,922,222	15,016,155	906,067
SELL	BRL	HSBC Bank	209,696,005	11/03/11-2/02/12	122,909,834	120,997,314	1,912,520
SELL	BRL	JP Morgan Chase Bank	58,024,295	11/03/11-11/04/11	35,825,866	33,785,617	2,040,249
BUY	EUR	UBS AG	1,453,926	1/12/12	2,007,374	2,010,873	3,499
BUY	GBP	Barclays Bank	2,229,248	1/12/12	3,521,806	3,581,773	59,967
BUY	GBP	CS First Boston	881,778	1/12/12	1,356,395	1,416,767	60,372
BUY	GBP	Deutsche Bank	606,555	1/12/12	947,431	974,562	27,131

							$6,806,840

15

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	BRL	Barclays Bank	27,081,000	11/03/11	$15,818,341	$15,769,523	$(48,818)
BUY	BRL	HSBC Bank	92,048,065	11/03/11	54,018,818	53,600,461	(418,357)
BUY	BRL	JP Morgan Chase Bank	92,048,065	11/03/11	54,514,697	53,600,461	(914,236)
SELL	BRL	JP Morgan Chase Bank	50,279,770	11/03/11	27,097,693	29,278,386	(2,180,693)
BUY	EUR	Barclays Bank	1,166,333	1/12/12	1,655,855	1,613,113	(42,742)
BUY	EUR	Citibank N.A.	128,118	1/12/12	178,253	177,195	(1,058)
SELL	EUR	Barclays Bank	1,058,316	1/12/12	1,410,079	1,463,718	(53,639)
SELL	EUR	Citibank N.A.	2,288,716	1/12/12	3,128,347	3,165,439	(37,092)
SELL	EUR	Deutsche Bank	21,127,838	1/12/12	28,529,554	29,221,139	(691,585)
SELL	EUR	HSBC Bank	1,268,201	1/12/12	1,706,429	1,754,003	(47,574)
SELL	EUR	JP Morgan Chase Bank	21,127,838	1/12/12	28,478,911	29,221,139	(742,228)
SELL	EUR	UBS AG	155,881,815	12/15/11	212,487,178	215,617,804	(3,130,626)
SELL	GBP	Barclays Bank	51,603,419	1/12/12	79,314,970	82,912,072	(3,597,102)
SELL	GBP	Deutsche Bank	51,603,419	1/12/12	79,325,033	82,912,073	(3,587,040)

							$(15,492,790)

At October 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,377,427,509)	$3,864,305,608
Underlying affiliated funds, at cost and value	72,861,985
Total investments, at value, including $26,297,385 of securities on loan (identified cost, $3,450,289,494)	$3,937,167,593
Cash	254,672
Restricted cash	8,307,000
Receivables for
Forward foreign currency exchange contracts	6,806,840
Investments sold	36,921,452
Fund shares sold	18,248,989
Interest and dividends	7,585,512
Total assets	$4,015,292,058
Liabilities
Payables for
Distributions	$1,920,916
Forward foreign currency exchange contracts	15,492,790
Investments purchased	6,926,785
Fund shares reacquired	6,334,627
Collateral for securities loaned, at value	27,354,798
Payable to affiliates
Investment adviser	266,551
Shareholder servicing costs	1,643,693
Distribution and service fees	175,874
Payable for independent Trustees’ compensation	38,770
Accrued expenses and other liabilities	533,027
Total liabilities	$60,687,831
Net assets	$3,954,604,227
Net assets consist of
Paid-in capital	$3,842,335,111
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	478,225,769
Accumulated net realized gain (loss) on investments and foreign currency transactions	(380,529,620)
Undistributed net investment income	14,572,967
Net assets	$3,954,604,227
Shares of beneficial interest outstanding	231,327,407

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,343,367,629	136,984,399	$17.11
Class B	233,106,804	13,673,846	17.05
Class C	608,041,504	35,662,776	17.05
Class I	286,562,137	16,707,183	17.15
Class R1	11,686,200	686,398	17.03
Class R2	101,993,981	5,973,723	17.07
Class R3	324,613,410	18,996,276	17.09
Class R4	45,232,562	2,642,806	17.12

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.15 [100 / 94.25 x $17.11]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$173,565,943
Interest	3,160,103
Dividends from underlying affiliated funds	108,930
Foreign taxes withheld	(9,091,942)
Total investment income	$167,743,034
Expenses
Management fee	$21,310,849
Distribution and service fees	14,429,498
Shareholder servicing costs	4,859,496
Administrative services fee	514,865
Independent Trustees’ compensation	63,340
Custodian fee	900,256
Shareholder communications	209,058
Auditing fees	55,621
Legal fees	55,860
Miscellaneous	409,684
Total expenses	$42,808,527
Fees paid indirectly	(5,669)
Reduction of expenses by investment adviser	(15,107)
Net expenses	$42,787,751
Net investment income	$124,955,283
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$292,698,029
Foreign currency transactions	1,370,757
Net realized gain (loss) on investments and foreign currency transactions	$294,068,786
Change in unrealized appreciation (depreciation)
Investments	$(111,285,467)
Translation of assets and liabilities in foreign currencies	9,158,941
Net unrealized gain (loss) on investments and foreign currency translation	$(102,126,526)
Net realized and unrealized gain (loss) on investments and foreign currency	$191,942,260
Change in net assets from operations	$316,897,543

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2011	2010
Change in net assets
From operations
Net investment income	$124,955,283	$86,234,471
Net realized gain (loss) on investments and foreign currency transactions	294,068,786	(30,560,075)
Net unrealized gain (loss) on investments and foreign currency translation	(102,126,526)	449,988,339
Change in net assets from operations	$316,897,543	$505,662,735
Distributions declared to shareholders
From net investment income	$(107,809,098)	$(93,073,630)
Change in net assets from fund share transactions	$581,958,186	$325,994,180
Total change in net assets	$791,046,631	$738,583,285
Net assets
At beginning of period	3,163,557,596	2,424,974,311
At end of period (including undistributed net investment income of $14,572,967 and $2,012,920, respectively)	$3,954,604,227	$3,163,557,596

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.01	$13.79	$12.04	$20.71	$15.33
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.47	$0.54	$0.34	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	2.26	1.75	(7.53)	5.38
Total from investment operations	$1.63	$2.73	$2.29	$(7.19)	$5.73
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.51)	$(0.47)	$(0.41)	$(0.35)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.53)	$(0.51)	$(0.54)	$(1.48)	$(0.35)
Net asset value, end of period	$17.11	$16.01	$13.79	$12.04	$20.71
Total return (%) (r)(s)(t)(x)	10.26	20.17	19.78	(37.21)	37.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.07	1.10	1.05	1.05
Expenses after expense reductions (f)	1.04	1.07	1.10	1.04	1.05
Net investment income	3.62	3.20	4.44	1.95	1.92
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$2,343,368	$1,947,269	$1,766,611	$1,593,003	$2,479,305

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.95	$13.75	$12.00	$20.64	$15.28
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.36	$0.47	$0.21	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	2.24	1.73	(7.51)	5.38
Total from investment operations	$1.50	$2.60	$2.20	$(7.30)	$5.58
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.38)	$(0.27)	$(0.22)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.45)	$(1.34)	$(0.22)
Net asset value, end of period	$17.05	$15.95	$13.75	$12.00	$20.64
Total return (%) (r)(s)(t)(x)	9.47	19.18	18.94	(37.68)	36.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.82	1.85	1.79	1.80
Expenses after expense reductions (f)	1.79	1.82	1.85	1.78	1.80
Net investment income	2.88	2.45	3.86	1.20	1.13
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$233,107	$209,277	$196,483	$239,127	$593,215

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.96	$13.75	$12.01	$20.65	$15.30
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.36	$0.45	$0.21	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	2.25	1.74	(7.51)	5.36
Total from investment operations	$1.49	$2.61	$2.19	$(7.30)	$5.57
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.38)	$(0.27)	$(0.22)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.45)	$(1.34)	$(0.22)
Net asset value, end of period	$17.05	$15.96	$13.75	$12.01	$20.65
Total return (%) (r)(s)(t)(x)	9.41	19.27	18.86	(37.64)	36.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.82	1.85	1.80	1.80
Expenses after expense reductions (f)	1.79	1.82	1.85	1.79	1.80
Net investment income	2.86	2.44	3.67	1.20	1.15
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$608,042	$459,807	$299,351	$262,113	$402,178

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.05	$13.82	$12.07	$20.74	$15.36
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.50	$0.46	$0.39	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	2.27	1.86	(7.54)	5.38
Total from investment operations	$1.67	$2.77	$2.32	$(7.15)	$5.78
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.54)	$(0.50)	$(0.45)	$(0.40)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.57)	$(0.54)	$(0.57)	$(1.52)	$(0.40)
Net asset value, end of period	$17.15	$16.05	$13.82	$12.07	$20.74
Total return (%) (r)(s)(x)	10.50	20.50	20.03	(36.99)	38.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.82	0.82	0.79	0.80
Expenses after expense reductions (f)	0.79	0.82	0.82	0.78	0.80
Net investment income	3.88	3.37	3.60	2.17	2.17
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$286,562	$155,487	$39,175	$10,141	$19,230

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.94	$13.73	$11.99	$20.63	$15.28
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.36	$0.44	$0.20	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	2.25	1.75	(7.50)	5.39
Total from investment operations	$1.49	$2.61	$2.19	$(7.30)	$5.56
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.38)	$(0.27)	$(0.21)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.45)	$(1.34)	$(0.21)
Net asset value, end of period	$17.03	$15.94	$13.73	$11.99	$20.63
Total return (%) (r)(s)(x)	9.42	19.28	18.90	(37.69)	36.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.82	1.84	1.83	1.92
Expenses after expense reductions (f)	1.79	1.82	1.84	1.83	1.90
Net investment income	2.83	2.46	3.61	1.15	0.92
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$11,686	$10,157	$9,674	$7,689	$9,017

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.98	$13.77	$12.02	$20.67	$15.31
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.43	$0.50	$0.29	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	2.25	1.76	(7.51)	5.38
Total from investment operations	$1.58	$2.68	$2.26	$(7.22)	$5.65
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.47)	$(0.44)	$(0.36)	$(0.29)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.49)	$(0.47)	$(0.51)	$(1.43)	$(0.29)
Net asset value, end of period	$17.07	$15.98	$13.77	$12.02	$20.67
Total return (%) (r)(s)(x)	9.94	19.83	19.52	(37.35)	37.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.32	1.34	1.33	1.47
Expenses after expense reductions (f)	1.29	1.32	1.34	1.32	1.44
Net investment income	3.37	2.93	4.12	1.69	1.49
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$101,994	$79,748	$61,470	$49,039	$50,205

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.99	$13.78	$12.03	$20.69	$15.32
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.47	$0.54	$0.34	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	2.25	1.75	(7.53)	5.37
Total from investment operations	$1.63	$2.72	$2.29	$(7.19)	$5.70
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.51)	$(0.47)	$(0.40)	$(0.33)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.53)	$(0.51)	$(0.54)	$(1.47)	$(0.33)
Net asset value, end of period	$17.09	$15.99	$13.78	$12.03	$20.69
Total return (%) (r)(s)(x)	10.27	20.12	19.80	(37.21)	37.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.07	1.10	1.07	1.20
Expenses after expense reductions (f)	1.04	1.07	1.09	1.07	1.20
Net investment income	3.62	3.19	4.40	1.91	1.77
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$324,613	$277,390	$39,450	$31,360	$41,574

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Years ended 10/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$16.02	$13.80	$12.05	$20.71	$15.34
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.52	$0.54	$0.36	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	2.24	1.78	(7.50)	5.35
Total from investment operations	$1.67	$2.76	$2.32	$(7.14)	$5.75
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.54)	$(0.50)	$(0.45)	$(0.38)
From net realized gain on investments	—	—	(0.07)	(1.07)	—
Total distributions declared to shareholders	$(0.57)	$(0.54)	$(0.57)	$(1.52)	$(0.38)
Net asset value, end of period	$17.12	$16.02	$13.80	$12.05	$20.71
Total return (%) (r)(s)(x)	10.52	20.45	20.06	(37.01)	37.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.82	0.84	0.83	0.90
Expenses after expense reductions (f)	0.79	0.82	0.84	0.82	0.90
Net investment income	3.78	3.51	4.38	2.12	2.12
Portfolio turnover	51	54	71	73	86
Net assets at end of period (000 omitted)	$45,233	$24,422	$12,760	$5,537	$2,727

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended October 31, 2009 would have each been lower by approximately 0.62%.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Fund (the fund) is a series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

29

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in

30

Notes to Financial Statements – continued

determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,454,942,089	$—	$—	$2,454,942,089
Brazil	375,882,466	—	—	375,882,466
United Kingdom	—	150,139,222	—	150,139,222
Portugal	33,614,612	81,348,678	—	114,963,290
Spain	—	102,235,412	—	102,235,412
Czech Republic	86,891,055	—	—	86,891,055
Chile	26,479,692	51,391,403	—	77,871,095
Israel	47,645,301	26,441,175	—	74,086,476
Germany	—	72,209,895	—	72,209,895
Other Countries	40,837,118	219,329,990	—	260,167,108
Corporate Bonds	—	67,504,958	—	67,504,958
Commercial Mortgage-Backed Securities	—	57,744	—	57,744
Short Term Securities	—	27,354,798	—	27,354,798
Mutual Funds	72,861,985	—	—	72,861,985
Total Investments	$3,139,154,318	$798,013,275	$—	$3,937,167,593

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$(8,685,950)	$—	$(8,685,950)

31

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $553,702,480 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the

32

Notes to Financial Statements – continued

Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$6,806,840	$(15,492,790)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange	$4,120,968

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$9,215,864

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master

33

Notes to Financial Statements – continued

Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the

34

Notes to Financial Statements – continued

contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

35

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/11	10/31/10
Ordinary income (including any short-term capital gains)	$107,809,098	$93,073,630

36

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/11
Cost of investments	$3,499,550,919
Gross appreciation	566,520,022
Gross depreciation	(128,903,348)
Net unrealized appreciation (depreciation)	$437,616,674
Undistributed ordinary income	25,656,605
Capital loss carryforwards	(339,922,654)
Other temporary differences	(11,081,509)

As of October 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(286,330,065)
10/31/18	(53,592,589)
Total	$(339,922,654)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/11	Year ended 10/31/10
Class A	$68,160,970	$61,271,755
Class B	5,338,418	5,402,269
Class C	13,038,900	10,479,393
Class I	7,637,795	3,665,819
Class R1	268,161	267,916
Class R2	2,695,865	2,227,674
Class R3	9,504,441	9,041,684
Class R4	1,164,548	717,120
Total	$107,809,098	$93,073,630

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

37

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.60%
Average daily net assets in excess of $3 billion	0.55%

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2012. For the year ended October 31, 2011, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,255,691 for the year ended October 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,431,580
Class B	0.75%	0.25%	1.00%	1.00%	2,242,960
Class C	0.75%	0.25%	1.00%	1.00%	5,419,169
Class R1	0.75%	0.25%	1.00%	1.00%	112,116
Class R2	0.25%	0.25%	0.50%	0.50%	466,388
Class R3	—	0.25%	0.25%	0.25%	757,285
Total Distribution and Service Fees					$14,429,498

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2011 based on each class’ average daily net assets.

38

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2011, were as follows:

Amount
Class A	$14,947
Class B	255,662
Class C	70,475

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2011, the fee was $1,218,564, which equated to 0.0338% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,640,932.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those

39

Notes to Financial Statements – continued

former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,796 and the Retirement Deferral plan resulted in an expense of $3,957. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $38,760 at October 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $31,649 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $15,107, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,379,295,368 and $ 1,811,400,699, respectively.

40

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	45,247,653	$771,271,810	41,274,255	$609,813,673
Class B	3,138,421	53,197,529	2,486,626	36,564,278
Class C	11,632,366	197,332,848	10,804,397	159,153,321
Class I	12,528,276	215,245,352	8,497,708	125,844,446
Class R1	248,016	4,180,912	203,714	2,989,752
Class R2	2,319,102	39,433,822	1,770,421	26,043,882
Class R3	4,089,399	69,770,333	17,288,677	245,736,635
Class R4	1,595,504	27,572,050	1,146,011	16,997,355
	80,798,737	$1,378,004,656	83,471,809	$1,223,143,342
Shares issued to shareholders in reinvestment of distributions
Class A	3,396,801	$57,704,885	3,524,841	$51,806,193
Class B	267,799	4,520,843	296,461	4,344,013
Class C	551,051	9,312,760	503,181	7,384,680
Class I	185,690	3,177,440	73,349	1,084,466
Class R1	15,893	268,006	18,296	267,892
Class R2	150,386	2,548,765	142,345	2,090,522
Class R3	560,400	9,504,431	615,870	9,040,004
Class R4	63,635	1,082,210	38,738	570,908
	5,191,655	$88,119,340	5,213,081	$76,588,678
Shares reacquired
Class A	(33,308,565)	$(563,243,302)	(51,239,823)	$(744,828,655)
Class B	(2,849,918)	(48,095,172)	(3,959,324)	(58,062,452)
Class C	(5,336,141)	(90,049,573)	(4,261,093)	(62,379,978)
Class I	(5,695,783)	(94,232,792)	(1,715,774)	(25,120,197)
Class R1	(214,925)	(3,618,269)	(289,121)	(4,212,331)
Class R2	(1,486,922)	(25,268,672)	(1,386,723)	(20,259,449)
Class R3	(3,001,016)	(50,411,384)	(3,419,679)	(50,164,846)
Class R4	(541,238)	(9,246,646)	(584,502)	(8,709,932)
	(52,434,508)	$(884,165,810)	(66,856,039)	$(973,737,840)

41

Notes to Financial Statements – continued

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Net change
Class A	15,335,889	$265,733,393	(6,440,727)	$(83,208,789)
Class B	556,302	9,623,200	(1,176,237)	(17,154,161)
Class C	6,847,276	116,596,035	7,046,485	104,158,023
Class I	7,018,183	124,190,000	6,855,283	101,808,715
Class R1	48,984	830,649	(67,111)	(954,687)
Class R2	982,566	16,713,915	526,043	7,874,955
Class R3	1,648,783	28,863,380	14,484,868	204,611,793
Class R4	1,117,901	19,407,614	600,247	8,858,331
	33,555,884	$581,958,186	21,828,851	$325,994,180

Class W shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2011, the fund’s commitment fee and interest expense were $29,161 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

42

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	104,111,347	1,072,401,352	(1,103,650,714)	72,861,985

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$108,930	$72,861,985

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund), (one of the portfolios comprising MFS Series Trust VI), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2011

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Nielsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

50

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Robert Persons Maura Shaughnessy

51

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

52

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

53

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion, and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

54

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

55

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 52.99% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

56

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

57

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

58

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2011 and 2010, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2011	2010
MFS Global Equity Fund	44,191	43,718
MFS Global Total Return Fund	50,440	49,899
MFS Utilities Fund	40,386	39,956
Total	135,017	133,573

For the fiscal years ended October 31, 2011 and 2010, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	8,516	8,367	0	0
To MFS Global Total Return Fund	0	0	9,697	9,535	0	0
To MFS Utilities Fund	0	0	7,846	7,704	0	0
Total fees billed by E&Y To above Funds	0	0	26,059	25,606	0	0
To MFS and MFS Related Entities of MFS Global Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Fund*	0	0	0	0	0	0

	2011	2010
Aggregate fees for non-audit services:
To MFS Global Equity Fund, MFS and MFS Related Entities#	109,880	247,043
To MFS Global Total Return Fund, MFS and MFS Related Entities#	111,061	248,211
To MFS Utilities Fund, MFS and MFS Related Entities#	109,210	246,380

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2011

*	Print name and title of each signing officer under his or her signature.